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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-4062

                                                 GAM Funds, Inc.

(Exact name of registrant as specified in charter)

                                   135 East 57th Street, New York, NY 10022

(Address of principal executive offices)           (Zip code)

     The Corporation Trust Inc., 300 E. Lombard St., Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-407-4600

Date of fiscal year end:       12/31/2005

Date of reporting period:    12/31/2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORT(S) TO STOCKHOLDERS.

GAM Funds, Inc.

ANNUAL REPORT
FOR THE YEAR ENDED 31ST DECEMBER, 2005

GAM INTERNATIONAL EQUITY

GAM ASIA-PACIFIC EQUITY

GAM EUROPEAN EQUITY

GAM AMERICAN FOCUS EQUITY

GAMERICA

GAM GABELLI LONG/SHORT

This report has been prepared for the information of shareholders of GAM Funds, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus that includes information regarding the Funds’ objectives, policies, management, records and other information. Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Investments in the Funds involve investment risk, including the possible loss of principal.

Investors should carefully consider the risks, investment objectives, charges and ongoing expenses of the Fund before making an investment.

GAM FUNDS, INC.

INVESTMENT ADVISERS:

GAM INTERNATIONAL MANAGEMENT LIMITED GAM USA INC. GAMCO INVESTORS, INC.

The GAM Group	GAM

The GAM group was founded in April 1983 by Gilbert de Botton. GAM’s corporate policy is to attempt to harness the top investment talent in the world, not only in-house but also outside the GAM organization, in order to provide above average, long-term growth. The GAM group manages clients’ assets from nine offices worldwide and employs a worldwide staff of over 700 people.

For US investors, GAM offers GAM Funds, Inc. (the “Company”), an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. As of 31st December, 2005, the Company had the following six different investment portfolios, or series of shares: GAM International Equity; GAM Asia-Pacific Equity; GAM European Equity; GAM American Focus Equity; GAMerica and GAM Gabelli Long/Short.

Please consider the risks, investment objectives, charges and ongoing expenses of the Fund before making an investment. For a prospectus containing this and other information please contact your financial consultant or call GAM at 1–800–426–4685 (toll-free).

GAM International Equity	GAM

FUND MANAGEMENT

Sean Taylor is an Investment Director. He joined GAM in January 2004 to manage global mandates. Prior to joining GAM, Mr Taylor was Head of Global Equity at SG Asset Management, where he was also Head of the Emerging Market Desk. Previously he was a fund manager at Capel-Cure Myers and before that he was at HSBC James Capel Investment Management. Until 1992, Mr Taylor served as an officer in the British Army having attended the Royal Military Academy, Sandhurst. He has an MBA from Manchester Business School. Mr Taylor is based in London.

The Fund’s investment objective is to seek long-term capital appreciation, and under normal circumstances, the Fund invests at least 80% of its assets in equity securities issued by companies in countries other than the United States, including Canada, the United Kingdom, Continental Europe and the Asia-Pacific Region. The remaining assets of the Fund may be invested in debt securities of companies and governments, their agencies and instrumentalities. Any income realized by the Fund on its investments will be incidental to its goal of long-term capital appreciation.

Investments in securities of foreign issuers involve additional risks and expenses including currency rate fluctuations, political and economic instability, foreign taxes and different accounting and reporting standards.

REPORT TO SHAREHOLDERS (UNAUDITED)

THE FACTS – CLASS A SHARES

	GAM International Equity Class A	GAM International Equity Class A (after maximum sales load of 5.50%)	MSCI EAFE Index	Average 1 Month Deposit Rate

31 December, 2005	US $21.98	US $23.26	1,680.13

	%	%	%	%

Quarter to December, 2005	3.23	(2.45)	4.12	1.02

Jan – December, 2005	13.09	6.87	14.02	3.29

AVERAGE ANNUAL TOTAL RETURNS:

5 years to December, 2005	2.25	1.10	4.94	2.32

10 years to December, 2005	3.36	2.78	6.18	3.99

15 years to December, 2005	8.68	8.27	7.34	4.22

Since inception	12.85	12.54	11.90	5.32

Performance is calculated on a total return basis. Class A inception was on 2nd January, 1985, Class B on 26th May, 1998, and Class C on 19th May, 1998.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, on any given day or when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. You may obtain performance data current to the most recent month end (available within seven business days) by calling GAM Funds, Inc. at (800) 426-4685 or refer to our website at www.gam.com.

3

G A M I N T E R N A T I O N A L E Q U I T Y / F U N D M A N A G E M E N T

GAM International Equity

NOTE: The graph compares the performance results of a hypothetical $10,000 investment in Class A and a comparable index. The performance of Class A is shown after adjustment to reflect the maximum sales load, which is waived for certain investors. The performance of the index does not reflect brokerage commissions and other expenses that would be incurred to acquire a comparable portfolio of securities. The performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

AVERAGE ANNUAL TOTAL RETURN – CLASS A

* Class A inception was on 2nd January, 1985.

ANNUAL PERFORMANCE – CLASS A

Year	GAM International Equity Class A %	GAM International Equity Class A (after maximum sales load of 5.50%) %	MSCI EAFE Index %

2001	(24.53)	(28.68)	(21.21)

2002	(15.35)	(20.01)	(15.66)

2003	31.44	24.21	39.17

2004	17.68	11.21	20.70

2005	13.09	6.87	14.02

Sources used are the net asset value of the Fund, which is computed daily, The Financial Times and Morgan Stanley Capital International.

The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. As of May 2005 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The percentage change in the value of the index includes dividends reinvested.

4

G A M I N T E R N A T I O N A L E Q U I T Y / R E P O R T T O S H A R E H O L D E R S

GAM

THE FACTS – CLASS B SHARES

	GAM International Equity Class B	GAM International Equity Class B (with deferred sales charge)	MSCI EAFE Index	Average 1 Month Deposit Rate

31 December, 2005	US $21.92		1,680.13

	%	%	%	%

Quarter to December, 2005	3.07	(1.93)	4.12	1.02

Jan – December, 2005	12.89	7.89	14.02	3.29

AVERAGE ANNUAL TOTAL RETURNS:

3 years to December, 2005	19.88	19.18	24.18	1.93

5 years to December, 2005	1.64	1.26	4.94	2.32

Since inception	(2.80)	(2.80)	4.72	3.50

THE FACTS – CLASS C SHARES

	GAM International Equity Class C	GAM International Equity Class C (with deferred sales charge)	MSCI EAFE Index	Average 1 Month Deposit Rate

31 December, 2005	US $22.10		1,680.13

	%	%	%	%

Quarter to December, 2005	3.08	2.08	4.12	1.02

Jan – December, 2005	12.64	11.51	14.02	3.29

AVERAGE ANNUAL TOTAL RETURNS:

3 years to December, 2005	19.81	19.81	24.18	1.93

5 years to December, 2005	1.59	1.59	4.94	2.32

Since inception	(2.53)	(2.53)	5.05	3.51

EXPENSE DISCLOSURE

HYPOTHETICAL $1,000 INVESTMENT

As a shareholder of the Fund, you can incur two types of costs: (1) transaction costs, including sales charges on purchase payments; and (2) ongoing costs, including management fees and other fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 1st July, 2005 to 31st December, 2005.

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period.

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples of other funds in this report or elsewhere.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. If these transactional costs were included, your costs would have been higher.

		Beginning Account Value 1st July 2005	Ending Account Value 31st Dec 2005	Expenses Paid During Period* 7/1/05-12/31/05

Class A	Actual	$1,000.00	$1,136.10	$10.45

	Hypothetical (Annualized 5% return before expenses)	1,000.00	1,015.43	10.14

Class B	Actual	$1,000.00	$1,137.70	$13.74

	Hypothetical (Annualized 5% return before expenses)	1,000.00	1,012.35	13.42

Class C	Actual	$1,000.00	$1,137.30	$14.98

	Hypothetical (Annualized 5 % return before expenses)	1,000.00	1,011.19	14.66

* Expenses are equal to the Fund’s annualized expense ratio of 1.94%, 2.55% and 2.78% for Class A, Class B and Class C, respectively, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

THE COMMENT

During the year ended 31st December 2005, the Fund’s Class A NAV total return was 13.09% compared to a rise in the MSCI EAFE index (USD, Total return) of 14.02%.

International markets had a solid 2005 benefiting from reasonable valuations and improving economic growth. International markets outperformed the US market by over 10%. Markets rallied strongly from April 2005, especially in local currency terms but these returns were slightly mitigated by the strength in the dollar. During the period, the dollar strengthened by 15.2% against the euro, 15.2% against the yen, and 11.8% against the British pound.

In regional terms, the significant event was the outperformance of Japan. The Fund has been steadily increasing its weightings to Japan since the manager took over the Fund in June 2004, mainly through the banks and domestic related sectors. However Japan continued to underperform Europe in the first part of the year. The surprise election in the middle of the year convinced the market that the government was serious about reform, and combined with more positive signs that economic growth was improving led to a turnaround in the Japanese market, with the local market rising nearly 50% from May.

Outside of the main markets Asia and the emerging markets continued to perform well economically and this was reflected in stock market performance.

Over the last year, the Fund benefited from an underweight position in Europe and UK, the two weaker markets. Investments in some Pacific regions and emerging markets contributed positively to performance, namely Singapore, South Korea and Turkey. Exposure to Japan, which was small relative to the index, had a negative impact on the Fund’s relative performance.

On a sector level, the Fund has been overweight oils, which has been beneficial. Royal Dutch Shell and Total have had a particularly significant impact on the Fund’s performance. An overweight in telecoms however detracted from performance given weak performances from France Telecom in Europe and Vodafone in the UK.

Other key performers have been Royal and Sun Alliance, the UK insurance group, and Mitsubishi Corp, the Japanese general trading company. Other less known companies that have performed well have been ABC Learning, an Australian childcare business, and Orkla, the Norwegian retailer. On a stock specific basis AGFA Gevaert and Sony detracted from performance.

The Fund kept in line with the total return benchmark for most of the year, but slipped in December. This was due to reducing the Japanese weighting of the Fund on concerns that the market had risen too far too fast and a period of consolidation was due. However, the Japanese market continued to rally into the year end before stalling in January. Therefore although detracting from short term performance, this decision may be beneficial for performance in 2006.

Going forward the outlook for international equities continues to be favourable, supported by improving macroeconomic news and attractive valuations.

5

G A M I N T E R N A T I O N A L E Q U I T Y / R E P O R T T O S H A R E H O L D E R S

GAM International Equity

STATEMENT OF INVESTMENTS AS AT 31ST DECEMBER, 2005

HOLDINGS	DESCRIPTION	MARKET VALUE US$

EQUITIES – 87.1%
	AUSTRALIA – 2.0%
406,000	ABC Learning Centres	2,144,898

		2,144,898

	BELGIUM – 0.6%
38,200	AGFA Gevaert	696,623

		696,623

	CHINA – 0.3%
364,000	PetroChina-H	295,757

		295,757

	FINLAND – 1.9%
111,500	Nokia Oyj	2,038,614

		2,038,614

	FRANCE – 9.1%
*58,300	Alcatel	722,349
24,877	BNP Paribas	2,012,186
19,425	Credit Agricole	611,699
60,396	France Telecom	1,500,210
7,200	Sanofi-Aventis	630,516
20,300	Suez	631,805
6,800	Total	1,707,599
21,900	Veolia Environnement	991,045
7,100	Vinci	610,415
14,300	Vivendi Universal	447,773

		9,865,597

	GERMANY – 7.4%
26,200	BASF	2,006,339
25,400	Bayerische Motoren Werke	1,113,662
26,101	Commerzbank	803,704
29,400	Deutsche Post	712,539
6,275	E.ON	648,944
32,300	Siemens	2,767,405

		8,052,593

	HONG KONG – 1.2%
1,333,000	Far East Consortium	485,671
*3,896,000	SIM Technology	803,957

		1,289,628

	IRELAND – 1.1%
56,000	Allied Irish Banks	1,203,470

		1,203,470

	ITALY – 1.7%
272,500	UniCredito Italiano	1,870,364

		1,870,364

	JAPAN – 13.3%
20,900	Canon	1,222,948
47,000	Komatsu	777,620
128,200	Mitsubishi	2,837,534
187	Mitsubishi UFJ Financial	2,537,313
19,300	Shin-Etsu Chemical	1,026,213
38,300	Sony	1,565,519
140,000	Sumitomo	1,810,550
254	Sumitomo Mitsui Financial	2,692,503

		14,470,200

	KOREA REPUBLIC OF – 1.8%
3,000	Samsung Electronics	1,954,523

		1,954,523

	MALAYSIA – 0.3%
636,000	KLCC Property	348,332

		348,332

	NETHERLANDS – 4.4%
54,300	Fortis Group	1,727,914
41,800	ING Groep	1,449,357
*51,700	Royal Dutch Shell Group A	1,577,266

		4,754,537

	NORWAY – 1.3%
19,900	Orkla	824,154
24,900	Statoil	571,879

		1,396,033

	SINGAPORE – 2.2%
362,000	Hong Kong Land	1,136,680
110,000	Keppel	727,535
362,000	Singapore Telecommunication	568,091

		2,432,306

	SPAIN – 2.1%
37,700	Repsol YPF	1,100,632
76,834	Telefonica	1,155,661

		2,256,293

	SWITZERLAND – 5.6%
17,000	Compagnie Financiere Richemont	738,906
4,800	Nestle (Registered)	1,433,435
50,400	Novartis (Registered)	2,644,468
8,500	Roche Holding Genussscheine	1,274,354

		6,091,163

	TAIWAN – 1.9%
1,134,000	Chinatrust Financial	898,245
1,260,000	Compal Electronics	1,136,242

		2,034,487

	UNITED KINGDOM – 23.4%
118,400	Barclays	1,243,240
68,200	BHP Billiton	1,112,863
205,400	BP	2,185,009
640,900	BT Group	2,453,410
223,250	Cable & Wireless	457,522
76,238	GlaxoSmithKline	1,924,666
*92,000	Hikma Pharmaceuticals	639,936
182,200	HSBC Holdings	2,921,408
69,700	Lloyds TSB Group	585,140
136,265	National Grid	1,331,303
204,800	O2	695,999
22,200	OTP Bank GDR	1,456,320
622,000	Royal & Sun Alliance Insurance	1,344,190
104,500	Scottish & Newcastle	873,698
174,272	Scottish Power	1,627,756
196,900	Tesco	1,121,738
1,183,900	Vodafone Group	2,553,412
85,100	WPP Group	919,904

		25,447,514

	UNITED STATES – 5.5%
*56,400	Check Point Software Technologies	1,133,640
45,600	Mobile Telesystems ADR	1,596,000
13,500	PetroChina ADR	1,106,460
11,200	Petroleo Brasileiro ADR	798,224
19,800	Sony ADR	807,840
5,100	Tenaris ADR	583,950

		6,026,114

Total Equities (Cost $81,011,323)		94,669,046

6

G A M I N T E R N A T I O N A L E Q U I T Y / S T A T E M E N T O F I N V E S T M E N T S

GAM

HOLDINGS	DESCRIPTION	MARKET VALUE US$

PREFERRED SHARES – 0.5%
	GERMANY – 0.5%
800	Porsche Pfd	574,630

Total Preferred Shares (Cost $597,067)		574,630

TIME DEPOSITS – 9.3%
	NASSAU – 9.3%
10,139,272	Citibank (Nassau)
	3.3%, 2006-Jan-03	10,139,272

Total Time Deposits (Cost $10,139,272)		10,139,272

Total Investments (Cost $91,747,662) – 96.9%		105,382,948
Other Assets Less Liabilities – 3.1%		3,348,073

Total Net Assets – 100.0%		108,731,021

* Non-income producing security.

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

See notes to financial statements.

GEOGRAPHIC ANALYSIS AS AT
31ST DECEMBER, 2005 (UNAUDITED)

INVESTMENT ANALYSIS AS AT
31ST DECEMBER, 2005 (UNAUDITED)

7

G A M I N T E R N A T I O N A L E Q U I T Y / S T A T E M E N T O F I N V E S T M E N T S

GAM Asia-Pacific Equity

FUND MANAGEMENT

Lesley Kaye is the Investment Director responsible for GAM’s Japan funds and co-heads the Pacific investment team. She joined GAM in May 2001, prior to which she was a Japanese equity broker for 13 years at ING Barings (formerly Baring Securities). Ms Kaye started her career with Nikko Securities and also spent two years on the Japan desk of Hoare Govett. She holds a degree in Languages from Bristol University. Ms Kaye is based in London.

Michael Lai is the Investment Director responsible for GAM’s Asian funds. Before joining GAM in 1998, he was Senior Vice President at Trust Company of the West (Asia) responsible for Asian portfolios. Prior to this, he was an investment manager at BZW Investment Management (HK). Mr Lai holds an MSc in Econometrics from the London School of Economics and is a CFA charterholder. He is based in Hong Kong.

The Fund’s investment objective is to seek long-term capital appreciation, and under normal circumstances, the Fund invests at least 80% of its assets in equity investments that are economically tied to the Asia-Pacific Region. A company will be considered economically tied to the Asia-Pacific Region if (i) at least 50% of the company’s assets are located in the Asia-Pacific Region or at least 50% of its total revenues are derived from goods or services produced in the Asia-Pacific Region or sales made in the Asia-Pacific Region; (ii) the principal trading market for the company’s securities is in the Asia-Pacific Region; or (iii) the company is incorporated under the laws of a country in the Asia-Pacific Region. The Asia-Pacific Region includes Japan, Hong Kong, Singapore, Malaysia, Thailand, Vietnam, Indonesia, the Philippines, South Korea, the People’s Republic of China, Taiwan, India, Pakistan, Australia and New Zealand. The remaining assets may be invested in debt securities of companies and governments, their agencies and instrumentalities. Any income realized by the Fund on its investments will be incidental to its goal of longterm capital appreciation. The Fund has a fundamental policy of concentrating at least 25% of its assets in the financial services sector.

Investments in securities of foreign issuers involve additional risks and expenses including currency rate fluctuations, political and economic instability, foreign taxes and different accounting and reporting standards.

REPORT TO SHAREHOLDERS (UNAUDITED)

THE FACTS – CLASS A SHARES

	GAM Asia-Pacific Equity Class A	GAM Asia-Pacific Equity Class A (after maximum sales load of 5.50%)	MSCI Pacific Index	Average 1 Month Deposit Rate

31 December, 2005	US$13.50	USD$14.29	2,333.49

	%	%	%	%

Quarter to December, 2005	7.14	1.25	8.65	1.02

Jan – December, 2005	26.64	19.67	23.01	3.29

AVERAGE ANNUAL TOTAL RETURNS:

5 years to December, 2005	8.21	7.00	6.77	2.32

10 years to December, 2005	2.93	2.34	1.36	3.99

15 years to December, 2005	6.68	6.28	3.41	4.22

Since inception	6.99	6.67	1.65	5.04

Performance is calculated on a total return basis. Class A inception was on 6th May, 1987.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, on any given day or when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. You may obtain performance data current to the most recent month end (available within seven business days) by calling GAM Funds, Inc. at (800) 426-4685 or refer to our website at www.gam.com.

8

G A M A S I A - P A C I F I C E Q U I T Y / F U N D M A N A G E M E N T

GAM

NOTE: The graph compares the performance results of a hypothetical $10,000 investment in Class A and a comparable index. The performance of Class A is shown after adjustment to reflect the maximum sales load, which is waived for certain investors. The performance of the index does not reflect brokerage commissions and other expenses that would be incurred to acquire a comparable portfolio of securities. The performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

AVERAGE ANNUAL TOTAL RETURN – CLASS A

*  Class A inception was on 6th May, 1987.

ANNUAL PERFORMANCE – CLASS A

Year	GAM Asia-Pacific Equity Class A %	GAM Asia-Pacific Equity Class A (after maximum sales load of 5.50%) %	MSCI Pacific Index %

2001	(17.45)	(21.99)	(25.22)

2002	(12.41)	(17.22)	(9.01)

2003	33.83	26.47	38.98

2004	21.09	14.43	19.30

2005	26.64	19.67	23.01

Sources used are the net asset value of the Fund, which is computed daily, The Financial Times and Morgan Stanley Capital International.

The MSCI Pacific Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the Pacific region. As of May 2005, the MSCI Pacific Index consisted of the following five Developed Market countries: Australia, Hong Kong, Japan, New Zealand, and Singapore. The percentage change in the value of the index includes dividends reinvested.

9

G A M A S I A - P A C I F I C E Q U I T Y / R E P O R T T O S H A R E H O L D E R S

GAM Asia-Pacific Equity

EXPENSE DISCLOSURE

HYPOTHETICAL $1,000 INVESTMENT

As a shareholder of the Fund, you can incur two types of costs: (1) transaction costs, including sales charges on purchase payments; and (2) ongoing costs, including management fees and other fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 1st July, 2005 to 31st December, 2005.

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period.

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples of other funds in this report or elsewhere.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. If these transactional costs were included, your costs would have been higher.

		Beginning Account Value 1st July 2005	Ending Account Value 31st Dec 2005	Expenses Paid During Period* 7/1/05-12/31/05

Class A	Actual	$1,000.00	$1,292.70	$12.25

	Hypothetical (Annualized 5% return before expenses)	1,000.00	1,014.52	11.69

*

Expenses are equal to the Fund’s annualized expense ratio of 2.12% for Class A, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

THE COMMENT

Following a fairly volatile first half of the year, Asia-Pacific equities performed strongly in the second half of 2005 ending the year up 23.01% as measured by the MSCI Pacific Index. The Fund’s NAV total return was 26.64% in 2005, outperforming its benchmark MSCI Pacific index by 3.63%. The year started slowly for the region, depressed by concerns over slower global growth, tighter US monetary conditions and a rising oil price. However, continued benign inflation data raised hopes of an end to US interest rate hikes and encouraged investors to take on more risk mid-year onwards. The strong second half rally was led by Japan, with the other markets in the region lagging its substantial gains.

Japanese equities started the year by underperforming the region in US dollar terms as the dollar made strong gains versus the yen. During the year, however, investor sentiment was boosted by sustained quantitative easing and improving prospects for the local economy, that is, rising land prices and better than expected second quarter GDP numbers. Moreover, an overwhelming September election victory for incumbent Prime Minister Koizumi and his “New LDP” party was positively received as it raised hopes of future economic reforms. The Japanese market ended the year up 25.6% in dollar terms, as measured by MSCI Japan.

There were notable flows of funds out of Asia ex Japan into Japan during the second half of 2005, although these were slightly reversed in September when the IMF upgraded its expectations of growth in the region as a result of a more optimistic outlook for China and India. Asia ex Japan markets suffered a setback in October, but this was quickly reversed during November and December.

The majority of the Fund’s outperformance came from our Japanese stock selection despite the Fund being generally underweight Japan. The weighting in Japan remained fairly constant over the year at around 65% of the portfolio as against the benchmark weighting of 73.3%. Performance was boosted by the Fund’s overweight exposure to areas driven by domestic demand and an underweight exposure to Japan’s export sector. In particular, holdings in financials, trading and steel companies performed better than the market averages.

The Fund also benefited from good stock selection in Singapore, especially its holdings in the energy infrastructure and financials sectors. Holdings in the Australian resource sector also contributed positively. On the other hand, Hong Kong lagged the rest of the region in 2005, held back by the market’s high valuation and uncertainties regarding currency movements. Holdings in the Hong Kong real estate sector detracted from overall performance.

We remain positive about Japan’s long-term outlook. Companies have spent a long time repairing their balance sheets and these are now in very good shape. The next phase of earnings growth is likely to come from a recovery in underlying demand. However, the market had an extraordinary year in 2005 and is no longer cheap at 20 times earnings. This is likely to lead to a short-term correction to allow for fundamentals to catch up with expectations. We may be seeing the beginnings of this in January as investors have reacted to troubles in Japan’s internet sector. The general themes around the portfolio remain broadly unchanged – commodities, pricing power and the banking sector, and we will add to our holdings on any significant weakness. Elsewhere in the region, we are finding interesting investment opportunities in China’s growing domestic sector.

10

G A M A S I A - P A C I F I C E Q U I T Y / R E P O R T T O S H A R E H O L D E R S

GAM

STATEMENT OF INVESTMENTS AS AT 31ST DECEMBER, 2005

HOLDINGS	DESCRIPTION	MARKET VALUE US$

EQUITIES – 91.3%
	AUSTRALIA – 14.2%
118,443	AWB	534,482
29,367	Babcock & Brown	369,549
43,000	BHP Billiton	717,791
69,000	Brambles Industries	512,363
62,000	Computershare	308,894
80,345	Promina	285,333
33,980	QBE Insurance	488,683
24,021	Rio Tinto	1,216,153
22,700	St. George Bank	494,021
28,382	Toll	310,297
17,000	Woodside Petroleum	488,846

		5,726,412

	CHINA – 1.6%
354,000	China Petroleum & Chemical-H	174,634
536,500	CNOOC	356,345
158,000	PetroChina-H	128,378

		659,357

	HONG KONG – 9.4%
27,000	Cheung Kong	277,360
*1,141,000	China Life Insurance	1,008,022
57,500	China Mobile (Hong Kong)	271,791
28,000	Esprit	198,977
*396,000	GZI Real Estate Investment Trust	176,201
18,400	Hang Seng Bank	240,393
93,321	Hong Kong & China Gas	198,590
21,000	Hutchison Whampoa	200,151
141,051	Kerry Properties	373,837
33,000	Sun Hung Kai Properties	322,397
33,500	Swire Pacific A	300,278
83,000	Techtronics Industries	197,501

		3,765,498

	JAPAN – 59.0%
22,900	AEON	582,598
5,650	Aiful	471,951
51,000	Ajinomoto	522,023
37,000	Asahi Glass	477,875
83,000	Asahi Kasei	561,686
9,700	Canon	567,588
7,900	Daito Trust Construction	408,667
33,000	Daiwa House Industry	516,045
40,000	Ebara	216,079
71,000	Fujitsu	540,689
33,700	Hitachi Construction Machinery	785,914
106	Inpex	943,860
91,000	Itochu	759,362
10,000	JFE	335,821
68,000	Mitsubishi	1,505,088
42,000	Mitsubishi Estate	872,626
130,000	Mitsubishi Heavy Industries	573,270
79	Mitsubishi UFJ Financial	1,071,913
66,000	Mitsui Sumitomo Insurance	807,649
41,000	Mitsui Trust Holdings	492,334
46	Mizuho Financial	365,129
228,000	Nippon Steel	812,076
55,000	Nippon Yusen Kabushiki Kaisha	376,866
413	NTT DoCoMo	630,427
*81,000	Sanyo Electric	219,810
88,000	Sekisui Chemical	595,522
30,000	Sekisui House	377,544
30,000	Sharp	456,411
22,900	Sony	936,041
39,000	Sumitomo	504,367
129,000	Sumitomo Chemical	886,109
124	Sumitomo Mitsui Financial	1,314,451
83,000	Taiheiyo Cement	337,152
131,000	Taisei	594,344
41,000	TonenGeneral Sekiyu KK	440,875
25,300	Toyota Motor	1,313,060
21,200	Yamaha Motor	553,731

		23,726,953

	SINGAPORE – 7.1%
195,000	Capitaland	403,331
253,000	Hong Kong Land	794,420
67,631	Jardine Strategic	723,652
62,000	Keppel	410,065
294,000	Singapore Exchange	512,642

		2,844,110

Total Equities (Cost $28,488,184)		36,722,330

TIME DEPOSITS – 10.8%
	GRAND CAYMAN – 10.8%
4,334,482	JP Morgan (Grand Cayman) 3.3%, 2006-Jan-03	4,334,482

Total Time Deposits (Cost $4,334,482)		4,334,482

Total Investments (Cost $32,822,666) – 102.1%		41,056,812
Liabilities in Excess of Other Assets – (2.1%)		(852,343)

Total Net Assets – 100.0%		40,204,469

* Non-income producing security.

See notes to financial statements.

11

G A M A S I A - P A C I F I C E Q U I T Y / S T A T E M E N T O F I N V E S T M E N T S

GAM Asia-Pacific Equity

GEOGRAPHIC ANALYSIS AS AT
31ST DECEMBER, 2005 (UNAUDITED)

INVESTMENT ANALYSIS AS AT
31ST DECEMBER, 2005 (UNAUDITED)

12

G A M A S I A - P A C I F I C E Q U I T Y / S T A T E M E N T O F I N V E S T M E N T S

GAM European Equity	GAM

FUND MANAGEMENT

John Bennett is the Investment Director responsible for European markets. Mr Bennett heads a team of four European equity specialists, running long only and long/short strategies. Prior to joining GAM in 1993, he was a Senior Fund Manager at Ivory & Sime responsible for Continental European equity portfolios. He qualified in 1986 as a Member of the Chartered Institute of Bankers in Scotland. Mr Bennett is based in London.

The Fund’s investment objective is to seek long-term capital appreciation, and under normal circumstances, the Fund invests at least 80% of its assets in equity investments that are economically tied to the countries of Europe. A company will be considered economically tied to Europe if (i) at least 50% of the company’s assets are located in Europe or at least 50% of its total revenues are derived from goods or services produced in Europe or sales made in Europe; (ii) the principal trading market for the company’s securities is in Europe; or (iii) the company is incorporated under the laws of a European country. The European countries in which the Fund may invest include the United Kingdom, Ireland, France, Germany, the Netherlands, Denmark, Norway, Sweden, Finland, Iceland, Switzerland, Austria, Belgium, Spain, Portugal, Italy, Greece, Hungary, Poland, the Czech Republic and Slovakia. The remaining assets may be invested in debt securities of companies and governments, their agencies and instrumentalities. Any income realized by the Fund on its investments will be incidental to its goal of long-term capital appreciation.

Investments in securities of foreign issuers involve additional risks and expenses including currency rate fluctuations, political and economic instability, foreign taxes and different accounting and reporting standards.

REPORT TO SHAREHOLDERS (UNAUDITED)

THE FACTS – CLASS A SHARES

	GAM European Equity	GAM European Equity (after maximum sales load of 5.50%)	MSCI Europe Index	Average 1 Month Deposit Rate

31 December, 2005	US$14.09	USD$14.91	1,468.09

	%	%	%	%

Quarter to December, 2005	1.18	(4.38)	1.99	1.02

Jan – December, 2005	10.19	4.13	9.93	3.29

AVERAGE ANNUAL TOTAL RETURNS:

5 years to December, 2005	3.39	2.22	4.09	2.32

10 years to December, 2005	9.42	8.80	9.77	3.99

15 years to December, 2005	8.12	7.71	10.54	4.22

Since inception	6.42	6.04	9.62	4.49

Performance is calculated on a total return basis. Class A inception was on 1st January, 1990.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, on any given day or when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. You may obtain performance data current to the most recent month end (available within seven business days) by calling GAM Funds, Inc. at (800) 426-4685 or refer to our website at www.gam.com.

13

G A M E U R O P E A N E Q U I T Y / F U N D M A N A G E M E N T

GAM European Equity

NOTE: The graph compares the performance results of a hypothetical $10,000 investment in Class A and a comparable index. The performance of Class A is shown after adjustment to reflect the maximum sales load, which is waived for certain investors. The performance of the index does not reflect brokerage commissions and other expenses that would be incurred to acquire a comparable portfolio of securities. The performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

AVERAGE ANNUAL TOTAL RETURN – CLASS A

ANNUAL PERFORMANCE – CLASS A

Year	GAM European Equity Class A %	GAM European Equity Class A (after maximum sales load of 5.50%) %	MSCI Europe Index %

2001	(21.29)	(25.62)	(19.64)

2002	(15.36)	(20.02)	(18.09)

2003	31.11	23.90	39.14

2004	22.71	15.96	21.39

2005	10.19	4.13	9.93

Sources used are the net asset value of the Fund, which is computed daily, The Financial Times and Morgan Stanley Capital International.

The MSCI Europe Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. As of May 2005, the MSCI Europe Index consisted of the following 16 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The percentage change in the value of the index includes dividends reinvested.

14

G A M E U R O P E A N E Q U I T Y / R E P O R T T O S H A R E H O L D E R S

GAM

EXPENSE DISCLOSURE

HYPOTHETICAL $1,000 INVESTMENT

As a shareholder of the Fund, you can incur two types of costs: (1) transaction costs, including sales charges on purchase payments; and (2) ongoing costs, including management fees and other fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 1st July, 2005 to 31st December, 2005.

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period.

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples of other funds in this report or elsewhere.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. If these transactional costs were included, your costs would have been higher.

		Beginning Account Value 1st July 2005	Ending Account Value 31st Dec 2005	Expenses Paid During Period* 7/1/05-12/31/05

Class A	Actual	$1,000.00	$1,092.70	$10.81

	Hypothetical (Annualized 5% return before expenses)	1,000.00	1,014.87	10.41

*

Expenses are equal to the Fund’s annualized expense ratio of 2.05% for Class A, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

THE COMMENT

For the twelve months ended 31 December 2005, the Fund returned 10.19% versus an index return (MSCI Europe in USD) of 9.93%.

The Fund’s strategy in 2005 focused on three main sector themes-oil, insurance and telecoms – as well as a rare country theme, Germany.

The oil sector enjoyed reasonably consistent outperformance throughout the year, adding 3.5% to results. Of particular note was Royal Dutch Shell which, for much of the first half of the year, was the Fund’s single largest investment. This was based upon our belief that the group’s rich asset base was obscured by an emotional stock market response to the reserve overstatement of 2004.

Insurance provided the Fund with a return of 2.5%, which was skewed to the first and last quarters of the year. The sector yielded two takeover situations in 2005, RAS was bought by Allianz and Skandia was bought by Old Mutual. We remain overweight as improved operational practices and capital discipline enacted by management are starting to be recognised by investors.

Telecoms provided mixed results, TDC and 02 Plc were both subject to bids and contributed meaningfully, while the main European incumbents continued to disappoint. As a result of the bid for TDC by financial investors and purchase of O2 Plc by Telefonica, the telecoms weighting in the Fund has fallen towards 12%. Over the final quarter of the year we also cut our exposure to companies that are embarking on empire-building exercises, such as Telefonica and skewed the Fund towards special situations such as BT and Eircom.

We rarely approach our investments on the basis of a country allocation strategy, but the combination of attractive valuations, vigorous corporate restructuring and widespread scepticism towards Germany at the start of 2005 provided an exceptional opportunity. The banks were one of the key contributors to performance in 2005, with the bid for HypoVereinsbank by Unicredito focusing investors’ attention on the undemanding valuation of these assets. Germany is only part of the way through its re-rating and will remain a theme in 2006.

At the start of the New Year we see no reason to change our sector allocations; the emphasis will be on concentrating the portfolio on the strongest prospects. One new theme, however, has started to emerge; the media sector, where we have identified a number of stocks trading on attractive valuations such as Eniro, M6, ProSieben and Pearson. Media currently accounts for 7.25% of the Fund’s investments.

15

G A M E U R O P E A N E Q U I T Y / R E P O R T T O S H A R E H O L D E R S

GAM European Equity

STATEMENT OF INVESTMENTS AS AT 31ST DECEMBER, 2005

HOLDINGS	DESCRIPTION	MARKET VALUE US$

EQUITIES – 89.3%
	BELGIUM – 0.8%
16,400	AGFA Gevaert	299,074
*1,780	Umicore-Strip VVPR	211

		299,285

	FINLAND – 0.7%
12,910	Nokia Oyj	236,040

		236,040

	FRANCE – 11.5%
*19,375	Alcatel	240,060
*16,265	Alstom	935,838
6,300	AXA	203,235
4,055	BNP Paribas	327,990
11,300	Credit Agricole	355,840
6,590	France Telecom	163,693
2,565	Lagardere Groupe	197,302
13,300	Metropole Television (M6)	368,298
1,085	PPR	122,172
2,110	Sanofi-Aventis	184,776
6,065	Suez	188,764
3,035	Total	762,142
5,890	Vivendi Universal	184,432

		4,234,542

	GERMANY – 21.0%
*12,445	Aareal Bank	472,308
2,755	Allianz (Registered)	417,119
5,855	Altana	318,725
10,720	Bayer	447,691
4,500	Bayerische Motoren Werke	197,302
21,960	Commerzbank	676,194
3,790	DaimlerChrysler	193,487
4,310	Deutsche Bank	417,727
21,680	Deutsche Post	525,437
12,200	Deutsche Postbank	707,437
13,720	Deutsche Telekom (Registered)	228,606
3,600	E.ON	372,302
4,430	Fresenius	601,048
5,030	Hannover Rueckversicherung	178,158
*17,720	Karstadt	269,043
2,315	Linde	180,182
1,520	MAN	81,088
2,340	Metro	112,982
5,765	MobilCom	126,895
1,305	Muenchener Rueckversicherung (Registered)	176,641
6,070	Schering	406,571
2,920	Siemens	250,180
5,795	Software (Registered)	282,199
1,525	Volkswagen	80,507

		7,719,829

	IRELAND – 1.3%
203,640	Eircom	477,155

		477,155

	ITALY – 4.4%
11,215	Assicurazioni Generali	391,784
23,790	ENI	659,627
9,180	Mediobanco	175,230
*25,785	Parmalat	62,935
48,480	Unicredito Italiano	333,901

		1,623,477

	NETHERLANDS – 13.4%
21,905	ABN AMRO	572,625
22,000	Aegon	357,978
13,730	Fortis Group	436,911
40,350	Getronics	542,442
7,780	Heineken	246,560
13,920	ING Groep	482,657
22,880	KPN	229,335
*35,880	Royal Dutch Shell Group A	1,094,629
14,712	Telegraaf Holdings	317,736
6,955	TNT	217,286
6,065	Unilever	415,208

		4,913,367

	PORTUGAL – 0.5%
18,445	Portugal Telecom	186,628

		186,628

	SPAIN – 0.9%
11,535	Repsol YPF	336,758

		336,758

	SWEDEN – 2.8%
29,165	Eniro	366,980
8,880	FoereningsSparbanken AB	241,909
48,045	LM Ericsson B	165,041
49,745	TeliaSonera	267,275

		1,041,205

	SWITZERLAND – 8.2%
*53,535	ABB	518,671
7,940	Clariant	116,747
*11,465	Converium	126,324
5,695	Credit Suisse Group (Registered)	289,943
1,140	Nestle (Registered)	340,441
12,025	Novartis (Registered)	630,947
2,860	Roche Holding Genussscheine	428,783
5,225	Swiss Reinsurance (Registered)	381,949
*810	Zurich Financial Services	172,340

		3,006,145

	UNITED KINGDOM – 23.8%
*72,000	AccSys Technology	100,968
5,760	Anglo American	195,898
27,900	Aviva	338,030
16,300	BG Group	160,931
10,450	BHP Billiton	170,519
112,270	BP	1,194,309
484,210	BT Group	1,853,590
68,000	Cable & Wireless	139,357
29,660	Daily Mail & General Trust A	401,661
66,340	Friends Provident	216,046
42,635	GlaxoSmithKline	1,076,342
51,080	HSBC Holdings	819,020
250,055	Legal & General	524,273
18,685	Lloyds TSB Group	156,863
46,745	O2	158,860
39,930	Pearson	471,774
35,495	Prudential	335,500
118,780	Vodafone Group	256,182
252,000	Woolworths	167,816

		8,737,939

Total Equities (Cost $28,873,703)		32,812,370

16

G A M E U R O P E A N E Q U I T Y / S T A T E M E N T O F I N V E S T M E N T S

GAM

HOLDINGS	DESCRIPTION	MARKET VALUE US$

PREFERRED SHARES – 2.5%
	GERMANY – 2.5%
1,870	Henkel KGaA Pfd	188,101
515	Porsche Pfd	369,919
18,280	ProSiebenSat. 1 Media Pfd	353,692

Total Preferred Shares (Cost 855,947)		911,712

TIME DEPOSITS – 0.0%
	GRAND CAYMAN – 0.0%
23,711	Brown Brothers Harriman (Grand Cayman) 3.3%, 2006-Jan-03	23,711

Total Time Deposits (Cost $23,711)		23,711

Total Investments (Cost $29,753,361) – 91.8%		33,747,793
Other Assets Less Liabilities – 8.2%		2,997,073

Total Net Assets – 100.0%		36,744,866

* Non-income producing security.

See notes to financial statements.

GEOGRAPHIC ANALYSIS AS AT
31ST DECEMBER, 2005 (UNAUDITED)

INVESTMENT ANALYSIS AS AT
31ST DECEMBER, 2005 (UNAUDITED)

17

G A M E U R O P E A N E Q U I T Y / S T A T E M E N T O F I N V E S T M E N T S

GAM American Focus Equity

FUND MANAGEMENT

James Abate, an Investment Director based in New York, joined GAM as Investment Director in January 2001. Prior to joining GAM, Mr Abate was the Chief Financial Officer for Viewpoint Corporation from 2000. Previously, Mr Abate served as Managing Director and Portfolio Manager with responsibility for Credit Suisse Asset Management’s U.S. Select Equity portfolios as well as the firm’s New York based global sector funds from 1995-2000. Mr Abate is the coauthor of the book Focus on Value as well as a contributing author to several other financial texts and is a member of the Editorial Board of The Journal of Portfolio Management.

The Fund’s investment objective is to seek long-term capital appreciation, and under normal circumstances, the Fund invests at least 80% of its assets in equity investments that are economically tied to the United States. A company will be considered economically tied to a country if (i) at least 50% of the company’s assets are located in the country or at least 50% of its total revenues are derived from goods or services produced in the country or sales made in the country; (ii) the principal trading market for the company’s securities is in the country; or (iii) the company is incorporated under the laws of the country. The remaining assets may be invested in debt securities of companies and governments, their agencies and instrumentalities. Any income realized by the Fund on its investments will be incidental to its goal of long-term capital appreciation.

Effective as of 10th November, 2005, the Fund no longer accepts purchases of Fund shares. On 9th November, 2005, the Board of Directors of the Company approved a proposal providing for the complete dissolution, liquidation and termination of the Fund. The shareholders of the Fund approved the liquidation on 25th January, 2006.

REPORT TO SHAREHOLDERS (UNAUDITED)

THE FACTS – CLASS A SHARES

		GAM
		American Focus
		Equity
	GAM	Class A (after		Average
	American Focus	maximum	S&P	1 Month
	Equity	sales load	Comp	Deposit
	Class A	of 5.50%)	Index	Rate

31 December, 2005	US$ 14.23	USD$ 15.06	1,248.29

	%	%	%	%

Quarter to December, 2005	0.93	(4.62)	2.06	1.02

Jan – December, 2005	(2.03)	(7.42)	4.90	3.29

AVERAGE ANNUAL TOTAL RETURNS:

5 years to December, 2005	(1.98)	(3.08)	0.53	2.32

10 years to December, 2005	7.32	6.71	9.06	3.99

15 years to December, 2005	8.87	8.46	11.52	4.22

Since inception	8.44	8.06	10.54	4.49

Performance is calculated on a total return basis. Class A inception was on 1st January, 1990 and Class B on 26th May, 1998.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, on any given day or when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. You may obtain performance data current to the most recent month end (available within seven business days) by calling GAM Funds, Inc. at (800) 426-4685 or refer to our website at www.gam.com.

18

G A M A M E R I C A N F O C U S E Q U I T Y / F U N D M A N A G E M E N T

GAM

NOTE: The graph compares the performance results of a hypothetical $10,000 investment in Class A and a comparable index. The performance of Class A is shown after adjustment to reflect the maximum sales load, which is waived for certain investors. The performance of the index does not reflect brokerage commissions and other expenses that would be incurred to acquire a comparable portfolio of securities. The performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

AVERAGE ANNUAL TOTAL RETURN – CLASS A

*     Class A inception was on 1st January, 1990.

ANNUAL PERFORMANCE – CLASS A

		GAM
		American Focus
		Equity
	GAM	Class A (after	Standard
	American Focus	maximum	& Poor’s
	Equity	sales load	Composite
	Class A	of 5.50%)	Index
Year	%	%	%

2001	(5.94)	(11.11)	(11.89)

2002	(22.10)	(26.38)	(22.12)

2003	24.19	17.36	28.64

2004	1.48	(4.10)	10.90

2005	(2.03)	(7.42)	4.90

Sources used are the net asset value of the Fund, which is computed daily, The Financial Times and Datastream.

The Standard & Poor’s Composite Index (“S&P 500”) is a free-float adjusted market-capitalization-weighted index designed to measure the performance of 500 leading companies in leading industries of the U.S. economy. The stocks included have a market capitalization in excess of $4 billion and cover over 80 % of U.S. equities. A balance for the S&P 500 in line with the sector balance of the universe of eligible companies is maintained. The percentage change in the value of the index includes dividends reinvested.

19

G A M A M E R I C A N F O C U S E Q U I T Y / R E P O R T T O S H A R E H O L D E R S

GAM American Focus Equity

THE FACTS – CLASS B SHARES

		GAM
		American Focus
	GAM	Equity		Average
	American Focus	Class B	S&P	1 Month
	Equity	(with deferred	Comp	Deposit
	Class B	sales charge)	Index	Rate

31 December, 2005	US$ 13.62		1,248.29

	%	%	%	%

Quarter to December, 2005	0.67	(4.33)	2.06	1.02

Jan – December, 2005	(2.71)	(7.58)	4.90	3.29

AVERAGE ANNUAL TOTAL RETURNS:

3 years to December, 2005	6.45	5.56	14.38	1.93

5 years to December, 2005	(2.80)	(3.19)	0.53	2.32

Since inception	0.03	0.03	3.31	3.50

EXPENSE DISCLOSURE

HYPOTHETICAL $1,000 INVESTMENT

As a shareholder of the Fund, you can incur two types of costs: (1) transaction costs, including sales charges on purchase payments; and (2) ongoing costs, including management fees and other fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 1st July, 2005 to 31st December, 2005.

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period.

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples of other funds in this report or elsewhere.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. If these transactional costs were included, your costs would have been higher.

		Beginning	Ending	Expenses Paid
		Account Value	Account Value	During Period*
		1st July 2005	31st Dec 2005	7/1/05-12/31/05

Class A	Actual	$1,000.00	$995.30	$8.50

	Hypothetical (Annualized 5% return before expenses)	1,000.00	1,016.69	8.59

Class B	Actual	$1,000.00	$991.30	$11.95

	Hypothetical (Annualized 5% return before expenses)	1,000.00	1,013.21	12.08

*

Expenses are equal to the Fund’s annualized expense ratio of 1.69% and 2.38% for Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

THE COMMENT

For the one year ended 31st December, 2005, the Standard & Poor’s Composite Index (“S&P 500”) rose slightly less than five percent. After a weak spring, the S&P 500 rallied into the end of year with the most notable attribute being a continuation of leadership in sectors and style groups that benefit from accommodative monetary policies of the Federal Reserve despite the series of short-term interest rate hikes by the Fed. The market rallied principally as expectations of future Federal Reserve rate increases were tempered by confidence that inflation concerns have peaked and that the new Fed Chairman would continue the current pro-growth bias and low real interest rate environment. Despite this, we continue to believe that the combination of rising energy costs and higher short-term interest rates will begin to be felt, which should lead to a significant slowdown in the consumer economy, perhaps even a recession in coming quarters. Employment growth and capital investment remain well below levels normally associated with this stage of the business cycle highlighting vulnerability and dependence upon fiscal and monetary stimuli, which seem to have peaked.

For the past one year, the energy and utilities sectors had the best returns with most other sectors posting modestly positive returns. The Fund disappointingly performed below the index as underweight positions in historically cyclical and commodity-oriented areas of the market performance best. Performance was negatively impacted from health care stocks, namely the major pharmaceuticals group, as well as the consumer sector, namely media. There was, however, positive contribution from stock picking within energy and telecommunications. Overall, we see shorter-term cyclical and asset inflation risks driven by still accommodative real interest rates being offset by secular deflationary forces in the manufacturing sector. Employment growth and capital investment remain well below levels normally associated with this stage of the business cycle highlighting vulnerability. This is likely due to the fact that the most remarkable aspect of the past economic downturn was that the consumer and housing sectors never entered a recession alongside the corporate sector. Federal Reserve policy to dramatically lower interest rates in response mostly to the shock resulting from the events of September 11, 2001, allowed consumer spending and housing to hold up and even boom while manufacturing contracted. The dilemma that this poses, however, is the deprivation of pent-up demand to boost economic growth to ensure a sustainable upturn in capital investment by businesses.

Areas of emphasis for us remain in defensive sectors less tied to the business cycle and where we see that there is demonstrated prudent invested capital decision making – namely in growth areas such as pharmaceuticals, food & beverage as well as restructuring opportunities in media. We continue to be underweight retail, insurance and other financials based on future profit concerns. We continue to believe that the contrarian case for large capitalization US, quality growth equities is compelling as they appear cheapest relative to market since early 1980s.

20

G A M A M E R I C A N F O C U S E Q U I T Y / R E P O R T T O S H A R E H O L D E R S

GAM

STATEMENT OF INVESTMENTS AS AT 31ST DECEMBER, 2005

		MARKET
		VALUE
HOLDINGS	DESCRIPTION	US$

EQUITIES – 99.7%
	BANKS – 2.5%
23,500	Bank of America	1,084,525

		1,084,525

	DIVERSIFIED FINANCIALS – 2.4%
21,200	Citigroup	1,028,836

		1,028,836

	ENERGY – 3.2%
9,300	Halliburton	576,228
8,500	Schlumberger	825,775

		1,402,003

	FOOD, BEVERAGE & TOBACCO – 12.6%
25,800	Anheuser-Busch Companies	1,108,368
35,100	Coca-Cola	1,414,881
30,900	Kraft Foods A	869,526
21,900	PepsiCo	1,293,852
11,100	Wm. Wrigley Jr.	738,039

		5,424,666

	HEALTH CARE EQUIPMENT & SERVICES – 5.1%
37,100	IMS Health	924,532
22,100	Medtronic	1,272,297

		2,196,829

	HOUSEHOLD & PERSONAL PRODUCTS – 8.1%
26,000	Colgate-Palmolive	1,426,100
25,200	Estee Lauder A	843,696
20,800	Kimberly-Clark	1,240,720

		3,510,516

	MATERIALS – 3.4%
34,100	Du Pont de Nemours	1,449,250

		1,449,250

	MEDIA – 7.1%
37,400	Dow Jones & Company	1,327,326
19,000	New York Times A	502,550
40,200	Tribune	1,216,452

		3,046,328

	PHARMACEUTICALS & BIOTECHNOLOGY – 26.5%
28,600	Abbott Laboratories	1,127,698
*16,900	Biogen Idec	766,077
54,700	Bristol-Myers Squibb	1,257,006
30,500	Eli Lilly	1,725,995
*10,700	Genzyme	757,346
*21,100	Gilead Sciences	1,110,493
22,700	Johnson & Johnson	1,364,270
51,000	Merck	1,622,310
72,000	Pfizer	1,679,040

		11,410,235

	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 6.1%
32,800	Linear Technology	1,183,096
145,899	Taiwan Semiconductor Manufacturing ADR	1,445,859

		2,628,955

	SOFTWARE & SERVICES – 2.6%
24,700	SAP ADR	1,113,229

		1,113,229

	TECHNOLOGY HARDWARE & EQUIPMENT – 3.9%
*52,900	EMC	720,498
22,400	QUALCOMM	964,992

		1,685,490

	TELECOMMUNICATION SERVICES – 8.2%
53,900	AT&T	1,320,011
46,000	Verizon Communications	1,385,520
39,600	Vodafone Group ADR	850,212

		3,555,743

	TRANSPORTATION – 3.9%
22,600	United Parcel Service B	1,698,390

		1,698,390

	UTILITIES – 4.1%
27,200	Duke Energy	746,640
22,900	Progress Energy	1,005,768

		1,752,408

Total Equities (Cost $43,433,414)		42,987,403

Total Investments (Cost $43,433,414) – 99.7%		42,987,403
Other Assets Less Liabilities – 0.3%		108,593

Total Net Assets – 100.0%		43,095,996

*Non-income producing security.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

21

G A M A M E R I C A N F O C U S E Q U I T Y / S T A T E M E N T O F I N V E S T M E N T S

GAM American Focus Equity

INVESTMENT ANALYSIS AS AT
31ST DECEMBER, 2005 (UNAUDITED)

22

G A M A M E R I C A N F O C U S E Q U I T Y / S T A T E M E N T O F I N V E S T M E N T S

GAMerica	GAM

FUND MANAGEMENT

Gordon Grender is an Investment Director. He has been associated with GAM since 1983 and is a Director of GAM International Management Limited. Mr Grender has been actively involved in fund management in North American stock markets since 1974. Between 1964 and 1990, he was also associated with London stockbrokers, Kitcat & Aitken. He is based in London.

The Fund’s investment objective is to seek long-term capital appreciation, and under normal circumstances, the Fund invests at least 80% of its assets in investments that are economically tied to the United States. A company will be considered economically tied to the United States if (i) at least 50% of the company’s assets are located in the United States or at least 50% of its total revenues are derived from goods or services produced in the United States or sales made in the United States, (ii) the principal trading market for the company’s securities is in the United States, or (iii) the company is incorporated under the laws of the United States. The remaining assets may be invested in debt securities of companies and governments, their agencies and instrumentalities. Any income realized by the Fund on its investments will be incidental to its goal of longterm capital appreciation.

REPORT TO SHAREHOLDERS (UNAUDITED)

THE FACTS – CLASS A SHARES

		GAMerica
		Class A (after		Average
		maximum	S&P	1 Month
	GAMerica	sales load	Comp	Deposit
	Class A	of 5.50%)	Index	Rate

31 December, 2005	US$ 26.85	USD$ 28.41	1,248.29

	%	%	%	%

Quarter to December, 2005	7.92	1.99	2.06	1.02

Jan - December, 2005	16.30	9.90	4.90	3.29

AVERAGE ANNUAL TOTAL RETURNS:

5 years to December, 2005	4.75	3.57	0.53	2.32

10 years to December, 2005	13.90	13.26	9.06	3.99

Since inception	13.16	12.56	10.29	4.11

Performance is calculated on a total return basis. Class A inception was on 12th May, 1995, Class B and Class C on 26th May, 1998.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, on any given day or when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. You may obtain performance data current to the most recent month end (available within seven business days) by calling GAM Funds, Inc. at (800) 426-4685 or refer to our website at www.gam.com.

23

G A M E R I C A / F U N D M A N A G E M E N T

GAMerica

NOTE: The graph compares the performance results of a hypothetical $10,000 investment in Class A and a comparable index. The performance of Class A is shown after adjustment to reflect the maximum sales load, which is waived for certain investors. The performance of the index does not reflect brokerage commissions and other expenses that would be incurred to acquire a comparable portfolio of securities. The performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

AVERAGE ANNUAL TOTAL RETURN – CLASS A

*	Class A inception was on 12th May, 1995.

ANNUAL PERFORMANCE – CLASS A

Year	GAMerica Class A %	GAMerica Class A (after maximum sales load of 5.50%) %	Standard & Poor’s Composite Index %

2001	(2.42)	(7.79)	(11.89)

2002	(18.64)	(23.12)	(22.12)

2003	36.47	28.96	28.64

2004	0.10	(5.41)	10.90

2005	16.30	9.90	4.90

Sources used are the net asset value of the Fund, which is computed daily, The Financial Times and Datastream.

The Standard & Poor’s Composite Index (“S&P 500”) is a free-float adjusted market-capitalization-weighted index designed to measure the performance of 500 leading companies in leading industries of the U.S. economy. The stocks included have a market capitalization in excess of $4 billion and cover over 80% of U.S. equities. A balance for the S&P 500 in line with the sector balance of the universe of eligible companies is maintained. The percentage change in the value of the index includes dividends reinvested.

24

G A M E R I C A / R E P O R T T O S H A R E H O L D E R S

GAM

THE FACTS – CLASS B SHARES

	GAMerica Class B	GAMerica Class B (with deferred sales charge)	S&P Comp Index	Average 1 Month Deposit Rate

31 December, 2005	US$ 25.84		1,248.29

	%	%	%	%

Quarter to December, 2005	7.63	2.63	2.06	1.02

Jan – December, 2005	15.50	10.50	4.90	3.29

AVERAGE ANNUAL TOTAL RETURNS:

3 years to December, 2005	15.86	15.11	14.38	1.93

5 years to December, 2005	4.02	3.67	0.53	2.32

Since inception	7.50	7.50	3.31	3.50

THE FACTS – CLASS C SHARES

	GAMerica Class C	GAMerica Class C (with deferred sales charge)	S&P Comp Index	Average 1 Month Deposit Rate

31 December, 2005	US$ 25.55		1,248.29

	%	%	%	%

Quarter to December, 2005	7.58	6.58	2.06	1.02

Jan – December, 2005	15.22	14.22	4.90	3.29

AVERAGE ANNUAL TOTAL RETURNS:

3 years to December, 2005	15.73	15.73	14.38	1.93

5 years to December, 2005	3.94	3.94	0.53	2.32

Since inception	7.34	7.34	3.31	3.50

EXPENSE DISCLOSURE

HYPOTHETICAL $1,000 INVESTMENT

As a shareholder of the Fund, you can incur two types of costs: (1) transaction costs, including sales charges on purchase payments; and (2) ongoing costs, including management fees and other fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 1st July, 2005 to 31st December, 2005.

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period.

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples of other funds in this report or elsewhere.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. If these transactional costs were included, your costs would have been higher.

		Beginning Account Value 1st July 2005	Ending Account Value 31st Dec 2005	Expenses Paid During Period* 7/1/05-12/31/05

Class A	Actual	$1,000.00	$1,150.80	$10.25

	Hypothetical (Annualized 5% return before expenses)	1,000.00	1,015.68	9.60

Class B	Actual	$1,000.00	$1,146.10	$13.85

	Hypothetical (Annualized 5% return before expenses)	1,000.00	1,012.30	12.98

Class C	Actual	$1,000.00	$1,144.70	$15.08

	Hypothetical (Annualized 5% return before expenses)	1,000.00	1,011.14	14.14

*

Expenses are equal to the Fund’s annualized expense ratio of 1.89%, 2.56% and 2.79% for Class A, Class B and Class C, respectively, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

THE COMMENT

The performance of US stock markets was mixed in 2005. Measured by the Standard & Poor’s Composite and the NASDAQ indices the market rose by 4.9% and 1.4%, respectively, while the Dow Jones Industrial Average was up 1.7%.

The Fund’s Class A net asset value performance was satisfactory achieving a return of 16.30% in the year ended 31st December 2005 outperforming its benchmark index, the Standard & Poor’s Composite, by over 11.4%.

Some of the best performing stocks were in the energy sector, where Burlington Resources, Williams Companies and Abraxas Petroleum contributed significantly to the Fund’s out-performance. In the retail sector both Conn’s and United Auto Group did well whilst the shares of a truckload carrier, USA Truck increased by over 70% during the year.

Trex, a manufacturer of non-wood decking products suffered from increased costs as the rise in oil prices affected the price of polyethylene, one of its ingredients whilst Foamex was forced into bankruptcy, although the stock was sold before this, by its inability to recover ingredient costs from its customers whilst suffering from a heavy debt load. Power-One, a manufacturer of power supplies, largely for the communication product manufacturers performed poorly, owing to lack of demand, as did its customers.

Fortunately this year’s performance went some way towards correcting the under-performance in 2004 and for the two years ended 31st December, 2005 the Class A net asset performance is fractionally ahead of its benchmark.

25

G A M E R I C A / R E P O R T T O S H A R E H O L D E R S

GAMerica

STATEMENT OF INVESTMENTS AS AT 31ST DECEMBER, 2005

HOLDINGS	DESCRIPTION	MARKET VALUE US$

EQUITIES – 98.9%
	AUTOMOBILES & COMPONENTS – 6.0%
*100,000	Keystone Automotive Industries	3,148,000
*5,312	LKQ	183,901

		3,331,901

	BANKS – 2.7%
55,000	North Fork Bancorporation	1,504,800

		1,504,800

	CAPITAL GOODS – 6.7%
*40,000	Gerber Scientific	382,800
*374,060	Power-One	2,251,841
*40,000	Trex	1,122,000

		3,756,641

	COMMERCIAL SERVICES & SUPPLIES – 2.6%
*43,000	Education Management	1,440,930

		1,440,930

	DIVERSIFIED FINANCIALS – 6.2%
30,000	Bear Stearns Companies	3,465,900

		3,465,900

	ENERGY – 6.1%
23,000	Burlington Resources	1,982,600
62,537	Williams Companies	1,448,982

		3,431,582

	FOOD, BEVERAGE & TOBACCO – 2.1%
50,000	Delta & Pine Land	1,150,500

		1,150,500

	HEALTH CARE EQUIPMENT & SERVICES – 2.9%
7,208	Alcon	934,157
*797,759	Inflazyme Pharmaceuticals	82,127
*7,800	Sierra Health Services	623,688

		1,639,972

	INSURANCE – 14.8%
38,000	Chubb	3,710,700
41,500	Infinity Property & Casualty	1,544,215
122,500	Scottish Re Group	3,007,375

		8,262,290

	MEDIA – 0.1%
*40,000	Edgar Online	72,800

		72,800

	PHARMACEUTICALS & BIOTECHNOLOGY – 11.3%
68,000	Merck	2,163,080
*267,825	Neopharm	2,889,832
27,200	Wyeth	1,253,104

		6,306,016

	RETAILING – 26.3%
54,000	Best Buy	2,347,920
*107,632	Conn’s	3,968,392
123,000	Dollar General	2,345,610
185,077	Fred’s A	3,011,203
80,000	United Auto Group	3,056,000

		14,729,125

	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 1.0%
*20,000	Advanced Power Technology	272,600
*25,000	AMIS Holdings	266,250

		538,850

	SOFTWARE & SERVICES – 2.8%
*†#383,000	Clarent	0
133	Computer Associates International	3,749
*10,000	Knova Software	25,500
*50,000	Retalix	1,223,000
*40,000	TRX	313,200

		1,565,449

	TRANSPORTATION – 7.3%
*50,000	Universal Truckload Services	1,150,000
*100,000	USA Truck	2,913,000

		4,063,000

Total Equities (Cost $35,433,407)		55,259,756

PARTNERSHIP INTERESTS – 0.0%
	TELECOMMUNICATION SERVICES – 0.0%
*†#408	Globalstar Base Creditor	2,960
*†#396	Globalstar Series A	2,095
*†#49	Globalstar Total Release	355

Total Partnership Interests (Cost $5,410)		5,410

TIME DEPOSITS – 1.6%
	GRAND CAYMAN – 1.6%
904,621	HSBC Bank (Grand Cayman) 3.3%, 2006-Jan-03	904,621

Total Time Deposits (Cost $904,621)		904,621

Total Investments (Cost $36,343,438) – 100.5%		56,169,787
Liabilities in Excess of Other Assets – (0.5%)		(283,056)

Total Net Assets – 100.0%
		55,886,731

*	Non-income producing security.

†	Illiquid security

#	Fair valued security

See notes to financial statements.

26

G A M E R I C A / S T A T E M E N T O F I N V E S T M E N T S

GAM

GEOGRAPHIC ANALYSIS AS AT
31ST DECEMBER, 2005 (UNAUDITED)

INVESTMENT ANALYSIS AS AT
31ST DECEMBER, 2005 (UNAUDITED)

27

G A M E R I C A / S T A T E M E N T O F I N V E S T M E N T S

GAM Gabelli Long/Short

FUND MANAGEMENT

Investment decisions for the Fund are generally made by an investment management team at GAMCO Investors, Inc. (“GAMCO”). An investment management team at GAM International Management Limited (“GIML”) conducts and maintains a continuous review of the portfolio of the Fund and provides recommendations as to specific purchases and sales of portfolio securities, if any, to GAMCO. No member of either investment management team is primarily responsible for making recommendations for portfolio purchases. However, the following persons have the most significant responsibility for the day-to-day management of the Fund’s portfolio: Mario J. Gabelli and Henry G. Van der Eb.

Mario J. Gabelli, has served as Chairman, Chief Executive Officer, Chief Investment Officer-Value Products and a director of Gabelli Asset Management Inc. (“GAMI”) since November 1976. In connection with those responsibilities, he serves as director or trustee and/or officer of registered investment companies managed by GAMI and its affiliates (“Gabelli Funds”). Mr Gabelli serves as Chairman and Chief Executive Officer of Lynch Interactive Corporation, a public company engaged in multimedia and other services; and a Director of Morgan Group Holdings, Inc., a public holding company. In addition, Mr Gabelli is the Chairman and Chief Executive Officer of GGCP, Inc., a private company which owns all of GAMI Class B Stock; and the Chairman of MJG Associates, Inc., which acts as a general partner or investment manager of various investment funds and other accounts. Mr Gabelli serves on the advisory boards of Caymus Partners LLC, HealthpointCapital, LLC and van Biema Value Fund, LP. He also serves as Overseer of Columbia University Graduate School of Business; Trustee of Boston College, Roger Williams University, Winston Churchill Foundation and E.L. Wiegand Foundation; Director of the National Italian American Foundation, The American-Italian Cancer Foundation, The Foundation for Italian Art & Culture and the Mentor/National Mentoring Partnership; and Chairman, Patron’s Committee of Immaculate Conception School.

Henry G. Van der Eb, has served as Senior Vice President of GAMI since August 2004 and is a senior advisor to management in all aspects of its business. He has served as a Senior Vice President with Gabelli Funds, LLC and GAMCO since October 1999, when he joined GAMI after managing his privately held investment advisory firm which was acquired by GAMI in October 1999. Mr Van der Eb is a portfolio manager for GAMI and is a Chartered Financial Analyst.

The Fund’s investment objective is to seek long-term capital appreciation, and under normal market conditions, the Fund will have both long and short positions in equity securities, primarily common stocks. The Fund normally invests at least 80% of its assets in investments that are economically tied to the United States. A company will be considered economically tied to a country if (i) at least 50% of the company’s assets are located in the country or at least 50% of its total revenues are derived from goods or services produced in the country or sales made in the country, (ii) the principal trading market for the company’s securities is in the country, or (iii) the company is incorporated under the laws of the country. The Fund invests primarily in the stocks of selected large, mid and small-capitalization North American companies. The remaining assets may be invested in debt securities of companies and governments, their agencies and instrumentalities. Any income realized by the Fund on its investments will be incidental to its goal of long-term capital appreciation.

REPORT TO SHAREHOLDERS (UNAUDITED)

THE FACTS – CLASS A SHARES

	GAM Gabelli Long/Short Class A	GAM Gabelli Long/Short Class A (after maximum sales load of 5.50%)	S&P Comp Index	Average 1 Month Deposit Rate

31 December, 2005	US$ 8.93	US$ 9.45	1,248.29

	%	%	%	%

Quarter to December, 2005	(4.70)	(9.94)	2.06	1.02

Jan – December, 2005	(2.08)	(7.47)	4.90	3.29

AVERAGE ANNUAL TOTAL RETURNS:

2 years to December, 2005	3.91	1.02	7.86	2.32

3 years to December, 2005	6.80	4.81	14.38	1.93

Since inception	(3.10)	(4.62)	6.40	1.89

Performance is calculated on a total return basis. Class A, B and C inception was on 29th May, 2002.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, on any given day or when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. You may obtain performance data current to the most recent month end (available within seven business days) by calling GAM Funds, Inc. at (800) 426-4685 or refer to our website at www.gam.com.

28

G A M G A B E L L I L O N G / S H O R T / F U N D M A N A G E M E N T

GAM

NOTE: The graph compares the performance results of a hypothetical $10,000 investment in Class A and a comparable index. The performance of Class A is shown after adjustment to reflect the maximum sales load, which is waived for certain investors. The performance of the index does not reflect brokerage commissions and other expenses that would be incurred to acquire a comparable portfolio of securities. The performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

AVERAGE ANNUAL TOTAL RETURN – CLASS A

*     Class A inception was on 29th May, 2002.

ANNUAL PERFORMANCE – CLASS A

Year	GAM Gabellli Long/Short Class A %	GAM Gabelli Long/Short Class A (after maximum sales load of 5.50%) %	Standard & Poor’s Composite Index %

2003	12.82	6.62	28.64

2004	10.28	4.21	10.90

2005	(2.08)	(7.47)	4.90

Sources used are the net asset value of the Fund, which is computed daily, The Financial Times and Datastream.

The Standard & Poor’s Composite Index (“S&P 500”) is a free-float adjusted market-capitalization-weighted index designed to measure the performance of 500 leading companies in leading industries of the U.S. economy. The stocks included have a market capitalization in excess of $4 billion and cover over 80 % of U.S. equities. A balance for the S&P 500 in line with the sector balance of the universe of eligible companies is maintained. The percentage change in the value of the index includes dividends reinvested.

29

G A M G A B E L L I L O N G / S H O R T / R E P O R T T O S H A R E H O L D E R S

GAM Gabelli Long/Short

THE FACTS – CLASS B SHARES

	GAM Gabelli Long/Short Class B	GAM Gabelli Long/Short Class B (with deferred sales charge)	S&P Comp Index	Average 1 Month Deposit Rate

31 December, 2005	US$ 8.81		1,248.29

	%	%	%	%

Quarter to December, 2005	(4.86)	(9.62)	2.06	1.02

Jan – December, 2005	(2.65)	(7.52)	4.90	3.29

AVERAGE ANNUAL TOTAL RETURNS:

2 years to December, 2005	3.28	1.32	7.86	2.32

3 years to December, 2005	6.37	5.48	14.38	1.93

Since inception	(3.47)	(4.01)	6.40	1.89

THE FACTS – CLASS C SHARES

	GAM Gabelli Long/Short Class C	GAM Gabelli Long/Short Class C (with deferred sales charge)	S&P Comp Index	Average 1 Month Deposit Rate

31 December, 2005	US$8.79		1,248.29

	%	%	%	%

Quarter to December, 2005	(4.87)	(5.82)	2.06	1.02

Jan - December, 2005	(2.77)	(3.74)	4.90	3.29

AVERAGE ANNUAL TOTAL RETURNS:

2 years to December, 2005	3.22	3.22	7.86	2.32

3 years to December, 2005	6.34	6.34	14.38	1.93

Since inception	(3.53)	(3.53)	6.40	1.89

EXPENSE DISCLOSURE

HYPOTHETICAL $1,000 INVESTMENT

As a shareholder of the Fund, you can incur two types of costs: (1) transaction costs, including sales charges on purchase payments; and (2) ongoing costs, including management fees and other fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 1st July, 2005 to 31st December, 2005.

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period.

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples of other funds in this report or elsewhere.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. If these transactional costs were included, your costs would have been higher.

		Beginning	Ending	Expenses Paid
		Account Value	Account Value	During Period*
		1st July 2005	31st Dec 2005	7/1/05-12/31/05

Class A	Actual	$1,000.00	$993.30	$15.17

	Hypothetical (Annualized 5% return before expenses)	1,000.00	1,009.98	15.30

Class B	Actual	$1,000.00	$991.00	$18.32

	Hypothetical (Annualized 5% return before expenses)	1,000.00	1,006.81	18.46

Class C	Actual	$1,000.00	$989.90	$18.76

	Hypothetical (Annualized 5% return before expenses)	1,000.00	1,006.35	18.91

*

Expenses are equal to the Fund’s annualized expense ratio of 3.02%, 3.65% and 3.74% for Class A, Class B and Class C, respectively, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

THE COMMENT

 The U.S. stock market, as measured by the benchmark Standard & Poor’s Composite Index (“S&P 500”), finished a lackluster 2005 with a modest gain generated by a post Bernanke nomination rally in November. The big financial story for the year as a whole was more economics than stocks, as the remarkably flexible U.S. economy grew above 3% in real terms despite the drag of high energy prices, rising short-term interest rates and the record U.S. trade deficit.

Stocks rallied to new two and a half year highs in early March, but lost their sizzle as the threat of rising interest rates, record oil prices and the news of General Motor’s deteriorating financial condition offset robust first quarter GDP growth and corporate profits. March ended down, putting stocks in the red for the first quarter.

The headwinds of Fed tightening and waning fiscal stimulus slowed U.S. economic growth in the second quarter while stocks finished in the minus column for the first half ended June. Financial markets were focused on slowing economic growth while the Fed was conversely focused on containing inflation by raising the Federal funds rate.

Stocks gained in September, pushing both the third quarter and nine months ended September into the plus column, despite the one-two punch of record energy prices and massive hurricane damage to the Gulf coast. Chairman Greenspan and various FOMC members repeatedly highlighted the Fed’s goals for higher interest rates, wider credit spreads and greater risk aversion in order to keep the core inflation rate from rising.

Robust global merger and acquisition activity continued throughout the year with domestic, cross border, friendly and hostile deals announced in a variety of industries.

For calendar year 2005, the Fund’s Class A NAV had a net return of (2.08)%. The gross long exposure in the portfolio increased from 119% at year end 2004 to 139% at year end 2005, while the gross short exposure increased from (41)% to (47)% over the same period. For the year as a whole, the Fund had an average gross exposure of 167% and an average net exposure of 68%, with the gross long exposure averaging 118% and the gross short stocks exposure averaging (42)% excluding the (7)% index futures short hedge overlay.

On a gross basis, the portfolio’s top performing sectors were: Industrial +1.54%, Utilities +0.96%, and Consumer cyclical +0.74%. The bottom performing sectors were Communications (4.21)%, Index Hedge (0.84)%, and Consumer non-cyclical (0.04)%. The Index Hedge category consists of various stock market and sector index derivatives, which were used for hedging purposes to manage overall portfolio risk.

The Fund’s top 5 performance contributors for the year were positions in Ford Motor (short), Polaris Industries Inc. (short), Texas Instruments, Zale (short) and Allegheny Energy, while the top 5 performance losers with a negative impact on returns were: Gemstar-TV Guide International, Dana, Tiffany & Company (short), Tribune and News Corporation.

30

G A M G A B E L L I L O N G / S H O R T / R E P O R T T O S H A R E H O L D E R S

GAM

STATEMENT OF INVESTMENTS AS AT 31ST DECEMBER, 2005

HOLDINGS	DESCRIPTION	MARKET VALUE US$

BONDS – 0.0%
	TELECOMMUNICATION SERVICES – 0.0%
†1,900	Nextwave Wireless 0%, 13 Apr 2055	0

Total Bonds (Cost $0)		0

EQUITIES – 139.0%
	AUTOMOBILES & COMPONENTS – 2.1%
#3,500	BorgWarner	212,205
#48,000	Dana	344,640
*10,000	Fleetwood Enterprises	123,500

		680,345

	BANKS – 1.1%
10,000	New York Community Bancorp	165,200
#3,000	PNC Financial Services	185,490

		350,690

	CAPITAL GOODS – 15.4%
*27,300	Cavalier Homes	176,085
#*30,000	Champion Enterprises	408,600
12,000	CNH Global	222,480
5,000	Coachmen Industries	59,050
#12,000	Cooper Industries	876,000
10,000	Crane	352,700
2,000	Engineered Support Systems	83,280
*7,000	Fairchild Corporation	17,850
*8,000	Flowserve	316,480
*3,000	Gerber Scientific	28,710
#16,000	Honeywell International	596,000
2,500	ITT Industries	257,050
2,000	Kaman	39,380
*10,000	Navistar International	286,200
3,000	Nobility Homes	81,060
8,600	Precision Castparts	445,566
5,600	Roper Industries	221,256
*10,000	Thomas & Betts	419,600
2,000	Watts Water Technologies A	60,580

		4,947,927

	COMMERCIAL SERVICES & SUPPLIES – 5.3%
#10,000	Sensient Technologies	179,000
#50,000	Waste Management	1,517,500

		1,696,500

	CONSUMER DURABLES & APPAREL – 1.4%
4,000	Fedders	6,880
*6,000	Palm Harbor Homes	112,800
2,000	Reebok International	116,460
6,000	Skyline	218,400

		454,540

	CONSUMER SERVICES – 1.9%
*7,200	Aztar	218,808
*23,000	La Quinta - Paired	256,220
*20,000	Magna Entertainment A	142,800

		617,828

	DIVERSIFIED FINANCIALS – 7.3%
#18,000	American Express	926,280
#7,000	Ameriprise Financial	287,000
10,000	Citigroup	485,300
*3,000	Collegiate Funding Services	59,250
#*8,999	Discovery Holding A	136,335
6,000	MBNA	162,900
5,000	Mellon Financial	171,250
5,000	SWS Group	104,700

		2,333,015

	ENERGY – 3.4%
3,515	Chevron	199,546
#60,000	El Paso	729,600
#3,000	ExxonMobil	168,510

		1,097,656

	FOOD & STAPLES RETAILING – 3.0%
8,000	Albertson’s	170,800
1,700	Brown-Forman	120,598
8,200	Dreyer’s Grand Ice Cream	679,616

		971,014

	FOOD, BEVERAGE & TOBACCO – 13.9%
#68,000	Archer-Daniels-Midland	1,676,880
2,000	Campbell Soup	59,540
#15,000	Coca-Cola	604,650
5,000	Diageo ADR	291,500
4,500	Flowers Foods	124,020
2,636	Fomento Economico Mexicano	191,136
#10,000	General Mills	493,200
*4,700	Genesee	7,755
7,000	Groupe Danone ADR	147,280
*8,000	Hain Celestial Group	169,280
10,000	HJ Heinz	337,200
1,732	Pernod Ricard ADR	75,284
25,000	Swedish Match	294,125

		4,471,850

	HEALTH CARE EQUIPMENT & SERVICES – 9.4%
*1,500	Animas	36,225
25,000	Baxter International	941,250
*28,800	Beverly Enterprises	336,096
12,000	BioLase Technology	95,880
*4,000	Edwards Lifesciences	166,440
6,300	Guidant	407,925
*1,000	Henry Schein	43,640
*2,500	IDX Systems	109,800
*3,500	Inamed	306,880
*3,000	Renal Care Group	141,930
*5,000	Water Pik Technologies	107,350
*5,000	Zimmer Holdings	337,200

		3,030,616

	HOUSEHOLD & PERSONAL PRODUCTS – 0.9%
2,000	Avon Products	57,100
#4,000	Procter & Gamble	231,520

		288,620

	INSURANCE – 3.5%
#6,000	American International Group	409,380
#15,000	Liberty	702,150

		1,111,530

	MATERIALS – 0.9%
3,000	Ferro	56,280
*6,000	Material Sciences	84,600
2,000	Newmont Mining	106,800
*1,000	Sealed Air Corporation	56,170

		303,850

31

G A M G A B E L L I L O N G / S H O R T / S T A T E M E N T O F I N V E S T M E N T S

GAM Gabelli Long/Short

STATEMENT OF INVESTMENTS AS AT 31ST DECEMBER, 2005

HOLDINGS	DESCRIPTION	MARKET VALUE US$

	MEDIA – 33.3%
*8,000	AT&T Comcast	207,680
#*45,000	Cablevision Systems	1,056,150
*30,000	Crown Media	275,100
*18,000	DIRECTV	254,160
#10,000	Dow Jones & Company	354,900
*8,000	EchoStar Communications A	217,360
*12,100	Fisher Communications	501,303
*120,000	Gemstar-TV Guide International	313,200
#35,000	Gray Television	343,700
#*18,114	Liberty Global A	407,565
#*3,114	Liberty Global C	66,017
#*90,000	Liberty Media A	708,300
*8,000	Lin TV A	89,120
2,000	Media General A	101,400
#93,000	News Corporation A	1,446,150
*10,000	PRIMEDIA	16,100
35,000	Sinclair Broadcast Group	322,000
#67,500	Time Warner	1,177,200
#23,000	Tribune	695,980
11,000	Viacom	360,360
5,000	Viacom B	163,000
#36,000	Vivendi Universal ADR	1,131,480
20,000	Walt Disney	479,400
#*20,000	Young Broadcasting A	52,000

		10,739,625

	PHARMACEUTICALS & BIOTECHNOLOGY – 6.4%
*5,000	Abgenix	107,550
*21,000	Chiron	933,660
#5,000	Eli Lilly	282,950
*1,000	IVAX	31,330
#30,000	Pfizer	699,600

		2,055,090

	REAL ESTATE – 0.4%
*20,000	Southern Energy Homes	115,000

		115,000

	RETAILING – 3.7%
*20,000	CSK Auto	301,600
#16,000	Genuine Parts	702,720
*7,000	IAC/InterAcitveCorp	198,170

		1,202,490

	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 3.7%
*8,000	Monolithic System Technology	44,000
#32,000	Texas Instruments	1,026,240
*8,000	Ultratech	131,360

		1,201,600

	SOFTWARE & SERVICES – 5.8%
*2,000	Anteon International	108,700
*15,000	CACI International Class A	860,700
*4,000	Captiva Software	89,000
*4,500	Intellisync	23,220
75,000	Siebel Systems	793,500

		1,875,120

	TECHNOLOGY HARDWARE & EQUIPMENT – 3.4%
#12,000	Motorola	271,080
19,000	Scientific Atlanta	818,330

		1,089,410

	TELECOMMUNICATION SERVICES – 8.1%
*12,888	Alamosa Holdings	239,846
*20,000	Cincinnati Bell	70,200
10,000	Citizens Communications	122,300
*1,000	Nextel Partners A	27,940
*3,075	Price Communications	45,725
#*60,000	Qwest Communications International	339,000
#35,000	Sprint Nextel	817,600
#4,000	Telephone & Data Systems	144,120
#4,000	Telephone & Data Systems Special	138,440
*3,000	Telewest Global	71,460
#*12,000	US Cellular	592,800

		2,609,431

	UTILITIES – 4.7%
*15,000	Allegheny Energy	474,750
14,000	DPL	364,140
#*10,000	El Paso Electric	210,400
10,000	Veolia Environnement ADR	453,000

		1,502,290

Total Equities (Cost $39,732,225)		44,746,037

TIME DEPOSITS – 0.4%
	GRAND CAYMAN – 0.4%
140,718	JP Morgan (Grand Cayman)
	3.3%, 2006-Jan-03	140,718

Total Time Deposits (Cost $140,718)		140,718

Total Investments (Cost $39,872,943) – 139.4%		44,886,755

SECURITIES SOLD SHORT – (47.3%)
	AUTOMOBILES & COMPONENTS – (8.6%)
(96,000)	Ford Motor	(741,120)
(20,000)	Harley Davidson	(1,029,800)
(20,000)	Polaris Industries	(1,004,000)

		(2,774,920)

	BANKS – (0.4%)
(3,000)	Bank of America	(138,450)

		(138,450)

	CAPITAL GOODS – (1.9%)
(15,000)	Briggs & Stratton	(581,850)
(350)	DRS Technologies	(17,997)

		(599,847)

	CONSUMER DURABLES & APPAREL – (7.5%)
(12,000)	Black & Decker	(1,043,520)
(4,000)	Ethan Allen Interiors	(146,120)
(16,000)	La-Z-Boy	(216,960)
*(40,000)	Zale	(1,006,000)

		(2,412,600)

	CONSUMER SERVICES – (7.2%)
(10,000)	Carnival	(534,700)
*(25,000)	Cheesecake Factory	(934,750)
(25,000)	McDonald’s	(843,000)

		(2,312,450)

32

G A M G A B E L L I L O N G / S H O R T / S T A T E M E N T O F I N V E S T M E N T S

GAM

HOLDINGS	DESCRIPTION	MARKET VALUE US$

	DIVERSIFIED FINANCIALS – (10.3%)
(18,000)	iShares S&P SmallCap 600 Index	(1,040,400)
(10,000)	Ishares Trust Russell 2000 Index Fund	(666,900)
(7,000)	Midcap SPDR Trust Series 1	(942,830)
*(8,000)	Morningstar	(277,120)
(10,000)	Nasdaq 100 Index Tracking Stock	(404,200)

		(3,331,450)

	MEDIA – (0.1%)
*(345)	NTL	(23,487)

		(23,487)

	PHARMACEUTICALS & BIOTECHNOLOGY – (0.2%)
(467)	Allergan	(50,417)

		(50,417)

	RETAILING – (8.4%)
(25,000)	Home Depot	(1,012,000)
*(15,000)	Kohls	(729,000)
(25,000)	Tiffany & Company	(957,250)

		(2,698,250)

	TELECOMMUNICATION SERVICES – 0.0%
(400)	Verizon Communications	(12,048)

		(12,048)

	UTILITIES – (2.7%)
(20,000)	The Toro Company	(875,400)

		(875,400)

Total Securities Sold Short (Proceeds $14,778,254) – (47.3%)		(15,229,319)

Other Assets Less Liabilities – 7.9%		2,554,149

Total Net Assets – 100.0%		32,211,585

†	Fair valued security.

#	Part or all of the security segregated as collateral for securities sold short.

*	Non-income producing security.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

GEOGRAPHIC ANALYSIS AS AT
31ST DECEMBER, 2005
(UNAUDITED)

INVESTMENT ANALYSIS AS AT
31ST DECEMBER, 2005
(UNAUDITED)

33

G A M G A B E L L I L O N G / S H O R T / S T A T E M E N T O F I N V E S T M E N T S

Statements of Assets and Liabilities

as at 31st December, 2005

	GAM International Equity	GAM Asia-Pacific Equity	GAM European Equity

Assets (in US$)
Investments in securities at value	$105,382,948	$41,056,812	$33,747,793
Cash - Foreign currencies at value	3,416,271 *	9,622	—
Receivables:
Securities sold	—	281,078	120,525
Capital shares sold	14,179	23,987	3,000,043
Dividends, interest and other	342,456	20,207	112,056
Net equity in foreign currency exchange contracts (Note 7)	220,177	—	—
Due from broker	491,233	—	—
Other assets	69,876	22,856	26,266

Total assets	109,937,140	41,414,562	37,006,683

Liabilities
Securities sold short, at fair value (proceeds $0; $0; $0; $0; $0 and $14,778,254)	—	—	—
Due to custodian	—	—	73,098
Payables:
Securities purchased	—	915,207	—
Capital shares redeemed	696,483	125,610	341
Dividends payable for securities sold short	—	—	—
Due to broker	—	—	4,367
Accrued investment advisory fee	253,579	77,842	77,309
Accrued distribution fee	36,383	11,222	10,603
Accrued expenses and other	219,674	80,212	96,099

Total liabilities	1,206,119	1,210,093	261,817

Net assets	$108,731,021	$40,204,469	$36,744,866

Source of net assets
Net capital paid in on shares of capital stock (Note 4)	$201,593,039	$49,598,698	$31,588,326
Undistributed (accumulated) net investment income (loss)	(20,121)	(306,604)	—
Undistributed (accumulated) net realized gains (losses)	(107,256,999)	(17,321,774)	1,166,188
Net unrealized appreciation (depreciation) on investments and foreign currencies	14,415,102	8,234,149	3,990,352

Net assets	$108,731,021	$40,204,469	$36,744,866

Class A shares outstanding (shares authorized in millions: 260, 60, 60, 55, 30 and 25)	4,381,962	2,977,896	2,607,418
Class A net assets	$96,326,065	$40,204,469	$36,744,866
Net asset value and redemption value per share (Note 4)	$21.98	$13.50	$14.09
Offering price per share (100/94.5 Í net asset value per share, reduced on sales of $50,000 or more)	$23.26	$14.29	$14.91
Class B shares outstanding (shares authorized in millions: 140, -, -,40, 20 and 20)	368,733	—	—
Class B net assets	$8,083,027	—	—
Net asset value and offering price per share (Note 4)	$21.92	—	—
Class C shares outstanding (shares authorized in millions: 75, -, -, -, 15 and 10)	195,527	—	—
Class C net assets	$4,321,929	—	—
Net asset value and redemption value per share (Note 4)	$22.10	—	—

Identified cost of investments	$91,747,662	$32,822,666	$29,753,361
Identified cost of foreign currency	$2,501,640	$9,475	—

*	Includes restricted cash of $860,904 on deposit as margin for futures contracts.
†	$21,965,806 segregated as collateral for securities sold short.

See notes to financial statements.

34

G A M F U N D S I N C / S T A T E M E N T S O F A S S E T S A N D L I A B I L I T I E S

GAM

	GAM American Focus Equity	GAMerica	GAM Gabelli Long/Short

Assets (in US$)
Investments in securities at value	$42,987,403	$56,169,787	$44,886,755 †
Cash - Foreign currencies at value	—	—	—
Receivables:
Securities sold	868,520	—	177,176
Capital shares sold	—	4,720	25,391
Dividends, interest and other	67,550	57,840	68,073
Net equity in foreign currency exchange contracts (Note 7)	—	—	—
Due from broker	—	—	2,874,987
Other assets	26,155	23,198	25,195

Total assets	43,949,628	56,255,545	48,057,577

Liabilities
Securities sold short, at fair value (proceeds $0; $0; $0; $0; $0 and $14,778,254)	—	—	15,229,319
Due to custodian	473,397	—	131,947
Payables:
Securities purchased	—	—	207,968
Capital shares redeemed	179,758	105,348	23,495
Dividends payable for securities sold short	—	—	11,957
Due to broker	—	—	—
Accrued investment advisory fee	104,455	124,377	116,776
Accrued distribution fee	11,155	23,097	21,349
Accrued expenses and other	84,867	115,992	103,181

Total liabilities	853,632	368,814	15,845,992

Net assets	$43,095,996	$55,886,731	$32,211,585

Source of net assets
Net capital paid in on shares of capital stock (Note 4)	$45,535,865	$32,895,952	$41,019,869
Undistributed (accumulated) net investment income (loss)	—	—	(2,768)
Undistributed (accumulated) net realized gains (losses)	(1,993,858)	3,164,430	(13,369,052)
Net unrealized appreciation (depreciation) on investments and foreign currencies	(446,011)	19,826,349	4,563,536

Net assets	$43,095,996	$55,886,731	$32,211,585

Class A shares outstanding (shares authorized in millions: 260, 60, 60, 55, 30 and 25)	2,959,933	1,622,161	2,004,976
Class A net assets	$42,133,633	$43,552,406	$17,902,155
Net asset value and redemption value per share (Note 4)	$14.23	$26.85	$8.93
Offering price per share (100/94.5 Í net asset value per share, reduced on sales of $50,000 or more)	$15.06	$28.41	$9.45
Class B shares outstanding (shares authorized in millions: 140, -, -,40, 20 and 20)	70,654	316,758	461,967
Class B net assets	$962,363	$8,185,530	$4,069,540
Net asset value and offering price per share (Note 4)	$13.62	$25.84	$8.81
Class C shares outstanding (shares authorized in millions: 75, -, -, -, 15 and 10)	—	162,399	1,164,779
Class C net assets	—	$4,148,795	$10,239,890
Net asset value and redemption value per share (Note 4)	—	$25.55	$8.79

Identified cost of investments	$43,433,414	$36,343,438	$39,872,943
Identified cost of foreign currency	—	—	—

35

G A M F U N D S I N C / S T A T E M E N T S O F A S S E T S A N D L I A B I L I T I E S

Statements of Operations

for the year ended 31st December, 2005

	GAM International Equity	GAM Asia-Pacific Equity	GAM European Equity

Investment income (in US$)
Dividends (net of foreign taxes withheld of $250,406, $15,404, $113,612, $23,599, $1,542 and $12,120)	$3,190,080	$496,026	$956,981
Interest	113,004	33,682	—

	3,303,084	529,708	956,981

Expenses
Investment advisory fee (Note 2)	1,151,955	287,943	333,216
Custodian fees and expenses	139,880	80,266	98,880
Transfer agent fees and expenses	294,334	38,892	28,155
Shareholder servicing fees -Class A	47,298	6,960	9,892
Shareholder servicing fees -Class B	—	219	41
Shareholder servicing fees -Class C	—	9	26
Distribution fee - Class A (Note 2)	304,904	84,136	98,124
Distribution fee - Class B (Note 2)	89,624	5,268	4,919
Distribution fee - Class C (Note 2)	45,983	2,222	1,217
Professional fees	71,565	47,415	55,080
Administrative expenses	106,348	34,771	36,762
Printing	110,643	8,440	7,066
Filing fees - Class A	22,744	17,953	18,014
Filing fees - Class B	832	173	125
Filing fees - Class C	11,375	2,918	3,002
Dividends on securities sold short	—	—	—
Directors’ fees	12,542	12,542	12,542
Other	29,190	17,913	18,465

Total operating expenses	2,439,217	648,040	725,526
Less: expenses waived (Note 2)	(115,195)	(28,794)	(33,322)

Net expenses	2,324,022	619,246	692,204

Net investment income (loss)	979,062	(89,538)	264,777

Realized and unrealized gain (loss) on investments and foreign currency
Net realized gain (loss) from:
Investments	19,117,470	2,966,974	5,840,714
Written options	—	85,060	—
Securities sold short	—	—	—
Futures	370,671	(2,372)	—
Foreign currency transactions	(371,580)	(40,387)	(134,539)

	19,116,561	3,009,275	5,706,175

Net change in unrealized appreciation/depreciation on:
Investments	(7,073,752)	4,623,072	(2,628,920)
Securities sold short	—	—	—
Futures	491,233	—	(4,367)
Foreign currency translation of assets and liabilities other than investments	217,552	(24,642)	(4,144)

	(6,364,967)	4,598,430	(2,637,431)

Net gain (loss) on investments and foreign currencies	12,751,594	7,607,705	3,068,744

Net increase (decrease) in net assets from operations	$13,730,656	$7,518,167	$3,333,521

†	Includes performance fee of $35,408.

See notes to financial statements.

36

G A M F U N D S I N C / S T A T E M E N T S O F O P E R A T I O N S

GAM

	GAM American Focus Equity	GAMerica	GAM Gabelli Long/Short

Investment income (in US$)
Dividends (net of foreign taxes withheld of $250,406, $15,404, $113,612, $23,599, $1,542 and $12,120)	$1,219,189	$526,591	$654,791
Interest	—	—	223,423

	1,219,189	526,591	878,214

Expenses
Investment advisory fee (Note 2)	508,937	573,625	582,543 †
Custodian fees and expenses	24,617	56,779	36,870
Transfer agent fees and expenses	35,054	104,871	79,133
Shareholder servicing fees -Class A	19,457	13,803	3,926
Shareholder servicing fees -Class B	464	1,872	—
Shareholder servicing fees -Class C	208	1,278	—
Distribution fee - Class A (Note 2)	147,448	133,295	74,171
Distribution fee - Class B (Note 2)	15,294	84,335	48,337
Distribution fee - Class C (Note 2)	2,148	44,973	116,238
Professional fees	49,832	57,180	60,331
Administrative expenses	62,955	66,034	60,759
Printing	6,424	30,428	18,656
Filing fees - Class A	20,160	16,532	15,905
Filing fees - Class B	381	1,278	1,344
Filing fees - Class C	3,048	11,038	12,215
Dividends on securities sold short	—	—	215,342
Directors’ fees	12,542	12,542	12,542
Other	22,779	27,232	18,811

Total operating expenses	931,748	1,237,095	1,357,123
Less: expenses waived (Note 2)	(50,894)	(57,362)	—

Net expenses	880,854	1,179,733	1,357,123

Net investment income (loss)	338,335	(653,142)	(478,909)

Realized and unrealized gain (loss) on investments and foreign currency
Net realized gain (loss) from:
Investments	559,769	4,642,615	2,957,160
Written options	—	—	—
Securities sold short	—	—	(338,686)
Futures	—	—	(154,120)
Foreign currency transactions	—	—	(1,896)

	559,769	4,642,615	2,462,458

Net change in unrealized appreciation/depreciation on:
Investments	(1,936,606)	3,724,721	(3,819,781)
Securities sold short	—	—	938,454
Futures	—	—	—
Foreign currency translation of assets and liabilities other than investments	—	—	617

	(1,936,606)	3,724,721	(2,880,710)

Net gain (loss) on investments and foreign currencies	(1,376,837)	8,367,336	(418,252)

Net increase (decrease) in net assets from operations	$(1,038,502)	$7,714,194	$(897,161)

37

G A M F U N D S I N C / S T A T E M E N T S O F O P E R A T I O N S

Statements of Changes in Net Assets

	GAM International Equity		GAM Asia-Pacific Equity		GAM European Equity

Year ended 31st December	2005	2004	2005	2004	2005	2004

Increase/(Decrease) in net assets from:

Operations
Net investment income (loss)	$979,062	$36,491	$(89,538)	$(56,215)	$264,777	$(4,456)
Net realized gain on investments and foreign currencies	19,116,561	13,892,161	3,009,275	1,565,033	5,706,175	4,016,361
Net change in unrealized appreciation/depreciation on investments and foreign currencies	(6,364,967)	5,623,732	4,598,430	2,480,662	(2,637,431)	2,361,880

Net increase (decrease) in net assets from operations	13,730,656	19,552,384	7,518,167	3,989,480	3,333,521	6,373,785

Distributions to shareholders from:
Net investment income
Class A	(762,047)	(19,315)	(328,103)	(322,047)	(148,127)	(4,199)
Class B	(1,083)	(1,831)	—	(7,817)	—	—
Class C	—	(854)	—	(1,234)	—	—
Class D	—	—	—	(618)	—	—
Net realized gain on investments
Class A	—	—	—	—	(479,706)	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—

Total distributions	(763,130)	(22,000)	(328,103)	(331,716)	(627,833)	(4,199)

Capital share transactions (Note 4)	(30,039,974)	(19,157,855)	6,998,760	9,467,949	(325,436)	3,515,919
Redemption fee (Note 4)	5,438	10,285	1,593	3,827	—	2,056

Net increase (decrease) in net assets from capital share transactions	(30,034,536)	(19,147,570)	7,000,353	9,471,776	(325,436)	3,517,975

Total increase (decrease) in net assets	(17,067,010)	382,814	14,190,417	13,129,540	2,380,252	9,887,561
Net assets
Beginning of year	125,798,031	125,415,217	26,014,052	12,884,512	34,364,614	24,477,053

End of year	$108,731,021	$125,798,031	$40,204,469	$26,014,052	$36,744,866	$34,364,614

Undistributed (accumulated) net investment income (loss), end of year	$(20,121)	$(267,160)	$(306,604)	$(173,387)	$—	$—

See notes to financial statements.

38

G A M F U N D S I N C / S T A T E M E N T S O F C H A N G E S I N N E T A S S E T S

GAM

	GAM American Focus Equity		GAMerica		GAM Gabelli Long/Short

Year ended 31st December	2005	2004	2005	2004	2005	2004

Increase/(Decrease) in net assets from:

Operations
Net investment income (loss)	$338,335	$(46,329)	$(653,142)	$(940,796)	$(478,909)	$(668,984)
Net realized gain on investments and foreign currencies	559,769	6,144,467	4,642,615	8,821,411	2,462,458	3,675,508
Net change in unrealized appreciation/depreciation on investments and foreign currencies	(1,936,606)	(4,670,072)	3,724,721	(11,409,666)	(2,880,710)	1,145,285

Net increase (decrease) in net assets from operations	(1,038,502)	1,428,066	7,714,194	(3,529,051)	(897,161)	4,151,809

Distributions to shareholders from:
Net investment income
Class A	(344,195)	(11,778)	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class D	—	—	—	—	—	—
Net realized gain on investments
Class A	—	—	(1,230,828)	(1,364,614)	—	—
Class B	—	—	(238,972)	(279,163)	—	—
Class C	—	—	(123,467)	(174,651)	—	—

Total distributions	(344,195)	(11,778)	(1,593,267)	(1,818,428)	—	—

Capital share transactions (Note 4)	(9,957,081)	(7,201,538)	(19,328,109)	(37,807,945)	(11,172,364)	(1,362,905)
Redemption fee (Note 4)	—	—	—	—	—	—

Net increase (decrease) in net assets from capital share transactions	(9,957,081)	(7,201,538)	(19,328,109)	(37,807,945)	(11,172,364)	(1,362,905)

Total increase (decrease) in net assets	(11,339,778)	(5,785,250)	(13,207,182)	(43,155,424)	(12,069,525)	2,788,904
Net assets
Beginning of year	54,435,774	60,221,024	69,093,913	112,249,337	44,281,110	41,492,206

End of year	$43,095,996	$54,435,774	$55,886,731	$69,093,913	$32,211,585	$44,281,110

Undistributed (accumulated) net investment income (loss), end of year	$—	$—	$—	$54,082	$(2,768)	$(2,087)

39

G A M F U N D S I N C / S T A T E M E N T S O F C H A N G E S I N N E T A S S E T S

Statement of Cash Flows

for the year ended 31st December, 2005

GAM Gabelli Long/Short

Increase (decrease) in cash —

Cash flows from operating activities:
Net decrease in net assets from operations	$(897,161)
Adjustments:
Purchases of portfolio investments	(53,782,962)
Sales of portfolio investments	57,801,893
Decrease in due from broker	8,434,450
Increase in dividends, interest and other receivables	(29,021)
Decrease in other assets	12,243
Net realized gain on investment transactions, securities sold short and futures	(2,464,354)
Net realized loss on foreign currency transactions	1,896
Net change in unrealized appreciation/depreciation on investments, securities sold short and foreign currencies	2,880,710
Increase in dividends payable for securities sold short	(7,569)
Increase in accrued expenses and other liabilities	63,251

Net cash provided by operating activities	12,013,376

Cash flows from financing activities:
Proceeds from shares sold	5,003,201
Payment on shares redeemed	(17,016,577)

Net cash used in financing activities	(12,013,376)

Net increase in cash	0
Cash:
Beginning of year	0

End of year	$0

Interest paid	$0

See notes to financial statements.

40

G A M F U N D S I N C / S T A T E M E N T O F C A S H F L O W S

Notes to Financial Statements	GAM

as at 31st December, 2005

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

GAM Funds, Inc. (the “Company”), is an open-end diversified investment company registered under the Investment Company Act of 1940 comprised of six portfolios: GAM International Equity (formerly GAM International Fund); GAM Asia-Pacific Equity (formerly GAM Pacific Basin Fund); GAM European Equity (formerly GAM Europe Fund); GAM American Focus Equity (formerly GAM American Focus Fund); GAMerica (formerly GAMerica Capital Fund); and GAM Gabelli Long/Short (formerly GAM Gabelli Long/Short Fund) (the “Funds”).

Each Fund seeks long-term capital appreciation by investing primarily in equity securities. GAM International Equity invests primarily in securities of companies in Europe, Canada and the Asia-Pacific Region. GAM Asia-Pacific Equity invests primarily in securities of companies in the Asia-Pacific Region. GAM European Equity invests primarily in securities of companies in Europe. GAM American Focus Equity and GAMerica invest primarily in securities of companies in the United States. GAM Gabelli Long/Short invests primarily in the stocks of selected large and mid-capitalization North American companies.

The Company offers Class A, B and C Shares of GAM International Equity, GAMerica and GAM Gabelli Long/Short. The Company offers Class A and B Shares of GAM American Focus Equity. Effective as of 10th November, 2005, the Company no longer accepts purchases of shares of GAM American Focus Equity. The Class B Shares of these Funds are only available through exchanges with other Funds’ Class B Shares and through reinvestment of dividends for existing Class B shareholders. The Company offers only Class A Shares of GAM Asia-Pacific Equity and GAM European Equity. Class A shares are sold with a front-end sales charge of up to 5.5%. Effective 1st January, 2003 Class B shares sales were suspended for new purchases. Prior to this date, Class B shares were sold with a contingent deferred sales charge, which declined from 5.0% to zero depending on the period of time the shares were held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1.0%. The three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears its separate distribution and certain class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required by federal or state law. On 26th April, 2005, Class B shares of GAM European Equity and Class C shares of GAM Asia-Pacific Equity, GAM European Equity and GAM American Focus Equity were reorganized into Class A shares. On 23rd June, 2005, Class B shares of GAM Asia-Pacific Equity were reorganized into Class A shares. Each portfolio of the Company, with the exception of GAM American Focus Equity, GAMerica and GAM Gabelli Long/Short, imposes a 1.00% redemption fee to be retained by the Fund, on Class A shares redeemed (including in connection with an exchange) 90 days or less from their date of purchase. Redemption fees are used to offset transaction costs and other expenses associated with short-term investing and are recorded by the Funds as a reduction of shares redeemed and as a credit to paid-in-capital. The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

VALUATION OF SECURITIES

Investment securities are stated at value based on the last sale price on the principal exchange on which the securities are traded, or, lacking any sales, at the last available bid price. Securities traded on NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Securities traded in the over-the-counter market are valued at the last sale price, or, lacking any sales, at the last available bid price. Short-term securities maturing in 60 days or less are valued on an amortized cost basis which approximates market value. Forward foreign currency contracts are valued at the forward rate and are marked to market daily. Other securities for which market quotations are not readily available are valued at fair value, as determined by or under the direction of the Board of Directors.

When determining fair value, the Funds’ advisers and management will consider certain factors which may include type of security; financial statements of the issuer; cost at date of purchase; size of holdings; and any information as to any transaction in the security including the acquisition price and the number of days since that transaction traded.

FOREIGN CURRENCY

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into US dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into US dollar amounts on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in

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G A M F U N D S I N C / N O T E S T O F I N A N C I A L S T A T E M E N T S

Notes to Financial Statements continued

market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign currency gains or losses arise from sales of foreign currencies, forwards, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.

FOREIGN CURRENCY CONTRACTS

Each Fund may enter into forward foreign currency exchange contracts primarily in order to hedge against foreign currency exchange rate risks on the non-US dollar denominated investment securities. These contracts are valued daily and the Funds’ equity therein, representing unrealized gain or loss on the contracts, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

FUTURES CONTRACTS

Initial margin deposits made with respect to futures contracts traded on domestic exchanges are maintained by the Funds’ custodian in segregated asset accounts. Initial margin deposits made upon entering into futures contracts traded on foreign exchanges are recognized as assets due from the broker (the Funds’ agent in acquiring the futures positions). These deposits are made by the Funds as a partial guarantee of their performance under the contract. Subsequent changes in the daily valuation of open contracts are recognized as unrealized gains or losses. Variation margin payments are made or received daily on domestically traded futures as appreciation or depreciation in the value of these contracts. Realized gains or losses are recorded when a contract is closed.

OPTION CONTRACTS

The Funds may purchase and write (sell) call and put options on securities, currencies and futures contracts for hedging and other purposes. Call and put options give the Funds the right but not the obligation to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a capital loss upon expiration. When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining the realized gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency. The Funds may incur additional risk to the extent that the value of the underlying instrument does not correlate with the movement of the option value.

SECURITIES SOLD SHORT

GAM International Equity, GAM European Equity and GAM Gabelli Long/Short may from time to time engage in short selling of securities. Short selling is an investment technique wherein the Fund sells a security it does not own. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund will incur a realized loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the position is closed out. The Fund will realize a gain if the security declines in price between those dates.

FEDERAL INCOME TAXES

It is each Fund’s policy to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no provision for Federal income taxes is required.

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G A M F U N D S I N C / N O T E S T O F I N A N C I A L S T A T E M E N T S

GAM

DISTRIBUTIONS TO SHAREHOLDERS

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to paid-in capital and may affect the per share distribution between net investment income and net realized gain on investments and foreign currency. The calculation of net investment income (loss) per share in the Financial Highlights excludes these adjustments. Undistributed (accumulated) net investment income (loss) and undistributed (accumulated) net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

OTHER

Securities transactions are recorded on trade date. Realized gains and losses are reported on an identified cost basis. Interest is accrued on a daily basis. Dividend income and dividend expense are recorded on the ex-dividend date, except that certain dividends on foreign securities are recorded as soon as information is available to the Funds. Interest expense primarily relates to custodian bank overdraft charges incurred during the year. Common expenses incurred by the Company are allocated among the Funds based on the ratio of net assets or shareholder accounts of each Fund to the combined net assets or shareholder accounts of the Company. Other expenses are charged to each Fund on a specific identification basis. Realized and unrealized gains and losses and net investment income (loss) for each Fund, other than class specific expenses, are allocated daily to each class of shares within a Fund based upon the relative proportion of net assets of each class.

In the normal course of business the Funds’ Administrators and Investment Advisers may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

NOTE 2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

GAM International Management Limited (“GIML”), the Investment Adviser of GAM International Equity, GAM Asia-Pacific Equity, GAM European Equity and GAMerica, and GAM USA Inc. (“GAM USA”), the Investment Adviser for GAM American Focus Equity, each receives an advisory fee under agreements with the Company. Effective 1st January, 2005, for GAM International Equity, GAM Asia-Pacific Equity and GAM European Equity, the advisory fee is 1.00% per annum of average daily net assets up to and including $500 million, 0.90% per annum of average daily net assets greater than $500 million and up to and including $1 billion, and 0.85% per annum of average daily net assets greater than $1 billion. For GAM American Focus Equity, the advisory fee is 1.00% per annum of average daily net assets up to and including $250 million, 0.85% per annum of average daily net assets greater than $250 million and up to and including $750 million, and 0.75% per annum of average daily net assets greater than $750 million. For GAMerica, the advisory fee is 1.00% per annum of average daily net assets up to and including $250 million, 0.90% per annum of average daily net assets greater than $250 million and up to and including $1 billion, and 0.85% per annum of average daily net assets greater than $1 billion. Prior to 1st January, 2005, the advisory fee for each of these Funds was 1.00% per annum of the respective Fund’s average daily net assets regardless of assets level. On 4th October, 2002, the Funds’ Board of Directors approved the appointment of GAMCO Investors, Inc. (“GAMCO”) and GIML as Co-Investment Advisers to GAM Gabelli Long/Short, pursuant to separate Investment Advisory Agreements between GAM Gabelli Long/Short and each Co-Investment Adviser, effective as of the opening of the New York Stock Exchange on 9th October, 2002. GAMCO is not affiliated with either GIML or GAM USA. For their services to GAM Gabelli Long/Short, GAMCO and GIML (the “Co-Investment Advisers”) receive an advisory fee comprised of two components, of which GAMCO receives two-thirds and GIML receives one-third. The first component is a base fee equal to 1.50%, annualized, of the GAM Gabelli Long/Short’s average daily net assets. The second component is a performance adjustment that either increases or decreases the base fee, depending on how GAM Gabelli Long/Short has performed relative to the S&P 500 Composite Stock Price Index (the “S&P”), the Fund’s benchmark. The base fee is increased (or decreased) by a performance adjustment at the monthly rate of 1/12th of 0.125% for each whole percentage point that the Fund’s investment performance is 3.00% better (or worse) than the performance of the S&P during the performance period, which is a rolling twelve-month period. The maximum performance adjustment upward or downward is 0.50% annualized. Depending on the performance of the GAM Gabelli Long/Short, during any twelve-month period, the two Co-Investment Advisers together may receive as much as a combined 2.00% or as little as a combined 1.00% in advisory fees. Prior to 9th October, 2002, GAM USA received the base fee described above for managing GAM Gabelli Long/Short. During the twelve month period beginning 9th October, 2002, the effective date of the Investment Advisory Agreements for the Fund, the advisory fee was charged at the base fee of 1.50%, with no performance adjustment made. For the year ended 31st December 2005, the performance adjustment is included in

43

G A M F U N D S I N C / N O T E S T O F I N A N C I A L S T A T E M E N T S

Notes to Financial Statements continued

the Statement of Operations. In the event the total advisory fee for any monthly period is less than 1.20% annualized, GAMCO will receive 60%, and GIML will receive 40%, of such fee. For the fiscal year ending 31st December, 2005, the Investment Advisers have voluntarily agreed to waive a portion of their advisory fees in the amount of 0.10% per annum for all the Funds except for GAM Gabelli Long/Short. The advisory fees waived for the year ended 31st December, 2005 are included in the Statement of Operations.

GAM Services Inc. (“GAM Services”) acts as principal underwriter of the Funds. For the year ended 31st December, 2005, GAM Services retained front-end sales load charges of $15,459 and contingent deferred sales charges of $2,260 from the sale of Fund shares. Front end sales charges are waived for Class A purchases of $1 million or more, but may be subject to contingent deferred sales charges of 1.00% for shares sold within 12 months of purchase.

Effective 2nd December, 2005, the Company entered into a Class A Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, which provides for payments by the Funds to GAM Services at the annual rate of up to 0.30% of each applicable Fund’s average net assets attributable to Class A shares. Effective 2nd December, 2005, the Company entered into a Class B Distribution Plan and Class C Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, which provides for payments by the Funds to GAM Services at the annual rate of up to 1.00% of each applicable Fund’s average net assets attributable to Class B and Class C shares.

On 5th September, 2005, UBS AG (“UBS”) and Julius Baer Holding Ltd. (“Julius Baer”) entered into a definitive sale and purchase agreement pursuant to which Julius Baer agreed to purchase from UBS (the “Transaction”) all issued and outstanding voting securities of GAM Holding AG, whose principal executive offices are located at Klausstr 10, 8008 Zurich, Switzerland (“GAM AG”), together with three private banks, Ehinger & Armand von Ernst AG, Ferrier Lullin & Cie. SA and Banco di Lugano SA, their subsidiaries, and certain other companies (collectively, the “Business”). The closing of the Transaction was completed on 2nd December, 2005. GAM USA is a direct, wholly-owned subsidiary of GAM AG, and GIML is a direct, wholly-owned subsidiary of GAM (U.K.) Limited, which in turn is a wholly-owned subsidiary of GAM AG. GAM Services is a direct, wholly-owned subsidiary of GAM USA. Upon the closing of the Transaction, each of GIML, GAM USA and GAM Services became indirect, wholly-owned subsidiaries of Julius Baer. The Funds may pay commissions to brokers who are affiliated with the Investment Advisers in accordance with procedures adopted by the Board of Directors. For the year ended 31st December, 2005, the Funds paid a total of $13,759 brokerage commissions to affiliated broker-dealers.

NOTE 3. DIRECTORS AND AUDIT COMMITTEE FEES

The Funds do not pay any compensation to their officers or to any interested directors, or to officers or employees of GIML, GAM USA, GAMCO, GAM Services or their affiliates. Each disinterested director is compensated by each Fund an annual amount as follows:

	GAM International Equity	GAM Asia-Pacific Equity	GAM European Equity	GAM American Focus Equity	GAMerica	GAM Gabelli Long/Short

Annual Retainer	$4,479	$4,479	$4,479	$4,479	$4,479	$4,479
Meetings Fee	854	854	854	854	854	854

NOTE 4. CAPITAL STOCK

At 31st December, 2005, GAM Funds, Inc. had 1,550,000,000 shares of common stock, $0.001 par value authorized. For each of the six Funds, shares were allocated as follows: 260,000,000, 140,000,000 and 75,000,000 shares, respectively, were allocated to each of Class A, Class B and Class C of GAM International Equity; 60,000,000 shares were allocated to Class A of GAM Asia-Pacific Equity; 60,000,000 shares were allocated to Class A of GAM European Equity; 55,000,000 and 40,000,000 shares, respectively, were allocated to Class A and Class B of GAM American Focus Equity; 30,000,000, 20,000,000 and 15,000,000 shares, respectively, were allocated to Class A, Class B and Class C of GAMerica; while 25,000,000, 20,000,000, and 10,000,000 shares, respectively, were allocated to Class A, Class B and Class C of GAM Gabelli Long/Short.

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G A M F U N D S I N C / N O T E S T O F I N A N C I A L S T A T E M E N T S

GAM

Changes in each Fund’s capital stock are summarized as follows:

	Class A		Class B		Class C		Class D

	Shares	US$	Shares	US$	Shares	US$	Shares	US$

GAM International Equity
Year ending 31st December, 2005
Shares sold	324,102	6,520,239	12,462	250,860	9,379	187,142
Redemption fees	—	5,438	—	—	—	—
Shares reinvested	28,460	620,993	—	—	—	—
Shares redeemed	(1,611,492)	(32,762,437)	(178,765)	(3,571,138)	(62,846)	(1,285,633)

Net decrease	(1,258,930)	(25,615,767)	(166,303)	(3,320,278)	(53,467)	(1,098,491)

Year ending 31st December, 2004
Shares sold	1,682,560	28,799,227	20,027	343,504	11,010	189,404	—	—
Redemption fees	—	10,285	—	—	—	—	—	—
Shares reinvested	832	15,812	71	1,335	30	565	—	—
Shares redeemed	(2,290,266)	(39,374,910)	(160,473)	(2,754,213)	(118,010)	(2,042,626)	(255,577)	(4,335,953)
Shares reorganized (a)	154,743	2,556,667	—	—	—	—	(157,095)	(2,556,667)

Net decrease	(452,131)	(7,992,919)	(140,375)	(2,409,374)	(106,970)	(1,852,657)	(412,672)	(6,892,620)

GAM Asia-Pacific Equity
Year ending 31st December, 2005
Shares sold	1,050,654	12,652,430	5,104	55,019	2,779	24,424
Redemption fees	—	1,593	—	—	—	—
Shares reinvested	25,987	283,518	—	—	—	—
Shares redeemed	(499,708)	(5,837,459)	(16,054)	(172,849)	(711)	(6,323)
Shares reorganized (b)	160,074	1,702,480	(92,962)	(1,010,231)	(79,601)	(692,249)

Net increase (decrease)	737,007	8,802,562	(103,912)	(1,128,061)	(77,533)	(674,148)

Year ending 31st December, 2004
Shares sold	1,448,190	13,924,687	34,546	340,996	15,718	135,895	—	—
Redemption fees	—	3,634	—	—	—	—	—	193
Shares reinvested	27,797	285,409	679	6,962	124	952	66	669
Shares redeemed	(504,360)	(4,891,214)	(21,265)	(204,010)	(2,233)	(17,819)	(12,652)	(114,578)
Shares reorganized (b)	29,947	275,187	—	—	—	—	(32,067)	(275,187)

Net increase (decrease)	1,001,574	9,597,703	13,960	143,948	13,609	119,028	(44,653)	(388,903)

(a)

Class D shares for GAM International Equity were reorganized into Class A shares on 25th August, 2004. Based upon GAM International Equity Class D’s net assets of $2,556,667 and 157,095 shares outstanding on 25th August, 2004, the exchange resulted in a total subscription into Class A, at an NAV of $16.52, of 154,743 shares. This reorganization qualified as a tax-free transaction under Section 1036 of the Internal Revenue Code.

(b)

Class B, Class C and Class D shares of GAM Asia-Pacific Equity were reorganized into Class A shares on 23rd June, 2005, 26th April, 2005 and 13th August, 2004, respectively. Based upon Class B’s net assets of $10.87 and 92,962 shares outstanding on 23rd June, 2005, the exchange resulted in a total subscription into Class A, at an NAV of $10.72, of 94,202 shares. Based upon Class C’s net assets of $8.70 and 79,601 shares outstanding on 26th April, 2005, the exchange resulted in a total subscription into Class A, at an NAV of $10.50, of 65,872 shares. Based upon Class D’s net assets of $275,187 and 32,067 shares outstanding on 13th August, 2004, the exchange resulted in a total subscription into Class A, at an NAV of $9.19, of 29,947 shares. These reorganizations qualified as tax-free transactions under Section 1036 of the Internal Revenue Code.

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Notes to Financial Statements continued

	Class A		Class B		Class C

	Shares	US$	Shares	US$	Shares	US$

GAM European Equity
Year ending 31st December, 2005
Shares sold	486,271	6,725,392	3,305	42,230	6,590	73,213
Redemption fees	—	—	—	—	—	—
Shares reinvested	37,448	525,776	—	—	—	—
Shares redeemed	(543,985)	(7,441,396)	(12,865)	(165,006)	(7,637)	(85,645)
Shares reorganized (c)	138,450	1,812,617	(115,367)	(1,437,497)	(34,327)	(375,120)

Net increase (decrease)	118,184	1,622,389	(124,927)	(1,560,273)	(35,374)	(387,552)

Year ending 31st December, 2004
Shares sold	762,278	8,375,171	7,574	80,406	15,642	158,989
Redemption fees	—	2,056	—	—	—	—
Shares reinvested	351	3,712	—	—	—	—
Shares redeemed	(417,249)	(4,773,627)	(24,465)	(257,276)	(7,498)	(71,456)

Net increase (decrease)	345,380	3,607,312	(16,891)	(176,870)	8,144	87,533

GAM American Focus Equity
Year ending 31st December, 2005
Shares sold	274,779	3,972,600	107	1,491	—	—
Shares reinvested	21,103	300,200	—	—	—	—
Shares redeemed	(881,990)	(12,755,723)	(83,599)	(1,144,540)	(25,150)	(331,109)
Shares reorganized (d)	36,555	513,407	—	—	(40,016)	(513,407)

Net decrease	(549,553)	(7,969,516)	(83,492)	(1,143,049)	(65,166)	(844,516)

Year ending 31st December, 2004
Shares sold	2,038,101	29,293,417	11,919	163,441	2,242	30,042
Shares reinvested	751	10,231	—	—	—	—
Shares redeemed	(2,395,088)	(35,147,410)	(63,939)	(880,113)	(49,700)	(671,146)

Net decrease	(356,236)	(5,843,762)	(52,020)	(716,672)	(47,458)	(641,104)

(c)

Class B and Class C shares of GAM European Equity were reorganized into Class A shares on 26th April, 2005. Based upon Class B’s net assets of $12.46 and 115,367 shares outstanding on 26th April, 2005, the exchange resulted in a total subscription into Class A, at an NAV of $13.09, of 109,798 shares. Based upon Class C’s net assets of $10.93 and 34,327 shares outstanding on 26th April, 2005, the exchange resulted in a total subscription into Class A, at an NAV of $13.09, of 28,652 shares. These reorganizations qualified as tax-free transactions under Section 1036 of the Internal Revenue Code.

(d)

Class C shares of GAM American Focus Equity were reorganized into Class A shares on 26th April, 2005. Based upon Class C’s net assets of $12.83 and 40,016 shares outstanding on 26th April, 2005, the exchange resulted in a total subscription into Class A, at an NAV of $14.04, of 36,555 shares. This reorganization qualified as a tax-free transaction under Section 1036 of the Internal Revenue Code.

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GAM

	Class A		Class B		Class C

	Shares	US$	Shares	US$	Shares	US$

GAMerica
Year ending 31st December, 2005
Shares sold	125,492	3,078,541	1,942	48,684	1,101	26,548
Shares reinvested	42,964	1,123,786	6,816	171,936	3,987	99,345
Shares redeemed	(758,268)	(18,054,015)	(137,980)	(3,147,346)	(117,808)	(2,675,588)

Net decrease	(589,812)	(13,851,688)	(129,222)	(2,926,726)	(112,720)	(2,549,695)

Year ending 31st December, 2004
Shares sold	369,595	8,595,991	3,595	86,530	10,572	247,267
Shares reinvested	52,471	1,234,121	8,826	201,508	6,361	143,948
Shares redeemed	(1,769,899)	(39,895,328)	(175,847)	(3,863,148)	(208,342)	(4,558,834)

Net decrease	(1,347,833)	(30,065,216)	(163,426)	(3,575,110)	(191,409)	(4,167,619)

GAM Gabelli Long/Short
Year ending 31st December, 2005
Shares sold	404,599	3,647,618	—	—	151,704	1,353,905
Shares reinvested	—	—	—	—	—	—
Shares redeemed	(1,156,502)	(10,455,224)	(175,476)	(1,569,628)	(466,954)	(4,149,035)

Net decrease	(751,903)	(6,807,606)	(175,476)	(1,569,628)	(315,250)	(2,795,130)

Year ending 31st December, 2004
Shares sold	1,190,277	9,936,673	1,641	13,795	461,515	3,859,850
Shares reinvested	—	—	—	—	—	—
Shares redeemed	(1,064,554)	(8,972,704)	(241,481)	(2,022,462)	(494,432)	(4,178,057)
Shares converted	74,732	626,250	(75,000)	(626,250)	—	—

Net increase (decrease)	200,455	1,590,219	(314,840)	(2,634,917)	(32,917)	(318,207)

NOTE 5. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds of sales of investment securities for the year ended 31st December, 2005 excluding short-term securities, were as follows:

	GAM International Equity	GAM Asia-Pacific Equity	GAM European Equity	GAM American Focus Equity	GAMerica	GAM Gabelli Long/Short

In US$
Purchases	87,625,179	30,817,848	27,394,256	68,251,897	3,568,515	29,116,494
Sales	127,554,526	25,671,956	31,274,698	77,675,037	24,355,074	53,095,381

NOTE 6. INCOME TAXES

At 31st December, 2005 the aggregate gross unrealized appreciation and depreciation of securities, based on cost for federal income tax purposes, were as follows:

	GAM International Equity	GAM Asia-Pacific Equity	GAM European Equity	GAM American Focus Equity	GAMerica	GAM Gabelli Long/Short

In US$
Appreciation	15,793,628	8,484,382	4,319,046	1,544,485	25,615,204	8,592,141
Depreciation	(2,256,629)	(642,887)	(525,749)	(2,187,811)	(5,788,855)	(3,743,088)

Net	13,536,999	7,841,495	3,793,297	(643,326)	19,826,349	4,849,053

Cost for Federal Income Tax Purposes	91,845,949	33,215,317	29,954,496	43,630,729	36,343,438	40,037,702

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Notes to Financial Statements continued

At 31st December, 2005, the Funds had net unrealized appreciation and depreciation on securities sold short, futures contracts and foreign currency translation of assets and liabilities other than investments as follows:

	GAM International Equity	GAM Asia-Pacific Equity	GAM European Equity	GAM American Focus Equity	GAMerica	GAM Gabelli Long/Short

In US$	559,639	3	(4,080)	—	—	(450,276)

At 31st December, 2005 the Funds had tax basis net capital losses as follows. These losses may be carried over to offset future capital gains through the expiration dates shown:

Expiration Date	GAM International Equity	GAM Asia-Pacific Equity	GAM European Equity	GAM American Focus Equity	GAMerica	GAM Gabelli Long/Short

In US$
31st December, 2013	—	—	—	(204,208)	—	—
31st December, 2012	—	—	—	—	—	—
31st December, 2011	(11,930,676)	(495,715)	—	—	—	—
31st December, 2010	(24,689,511)	(2,205,673)	—	(1,466,655)	—	(12,966,096)
31st December, 2009	(70,318,349)	(2,962,154)	—	—	—	—
31st December, 2008	—	—	—	—	—	—
31st December, 2007	—	(483,512)	—	—	—	—
31st December, 2006	—	(11,138,917)	—	—	—	—

Total	(106,938,536)	(17,285,971)	—	(1,670,863)	—	(12,966,096)

During the current fiscal year GAM International Equity, GAM Asia-Pacific Equity, GAM European Equity and GAM Gabelli Long/Short utilized $19,033,573, $2,469,977, $3,819,607 and $1,484,820 of capital loss carryforwards, respectively, to offset current year net realized gains.

In accordance with U.S. Treasury regulations, the following funds have elected to defer net realized foreign currency losses, passive foreign investment company (“PFIC”) losses and capital losses incurred after 31st October, 2005. Such losses are treated for tax purposes as incurred on 1st January, 2006.

Fund	Foreign Currency Losses	PFIC Losses	Capital Losses

GAM International Equity	20,121	—	—
GAM Asia-Pacific Equity	—	8,854	—
GAM American Focus Equity	—	—	125,680
GAM Gabelli Long/Short	2,768	—	238,197

At 31st December, 2005, the effect of permanent “book/tax” reclassifications resulted in increases and decreases to the components of the Funds’ net assets as follows:

Fund	Undistributed Net Investment Income	Undistributed Net Realized Gains	Net Capital Paid In

GAM International Equity	31,107	139,380	(170,487)
GAM Asia-Pacific Equity	284,424	(284,424)	—
GAM European Equity	(116,650)	116,650	—
GAM American Focus Equity	5,860	—	(5,860)
GAMerica	599,060	(304,508)	(294,552)
GAM Gabelli Long/Short	478,228	4,039	(482,267)

These differences are primarily due to tax treatment of foreign currency transactions, net operating losses, distributions in excess of net investment income, adjustment for disposition of passive foreign investment companies and adjustment for investments in real estate investment trusts.

DISTRIBUTIONS TO SHAREHOLDERS

During the year ended 31st December, 2004, $22,000, $331,716, $4,199 and $11,778 of distributions from ordinary income were paid from GAM International Equity, GAM Asia-Pacific Equity, GAM European Equity and GAM American Focus Equity, respectively; and $1,818,428 of distributions from capital gain income were paid from GAMerica. During the year ended 31st December,

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GAM

2005, $763,130, $328,103, $148,127, and $344,195 of distributions from ordinary income were paid from GAM International Equity, GAM Asia-Pacific Equity, GAM European Equity and GAM American Focus Equity, respectively; and $479,706 and $1,593,267 of distributions from capital gain income were paid from GAM European Equity and GAMerica, respectively.

At 31st December, 2005, the other components of net assets (excluding paid in capital) on a tax basis were as follows:

Undistributed ordinary income for GAM Asia-Pacific Equity was $59,099 and GAM European Equity was $175,730. Undistributed long-term capital gains for GAM European Equity was $1,191,591 and GAMerica was $3,164,430.

The differences in GAM International Equity, GAM Asia-Pacific Equity, GAM European Equity, GAM American Focus Equity, GAMerica, and GAM Gabelli Long/Short between book and tax basis unrealized appreciation (depreciation) was primarily attributable to wash sales, PFIC mark-to-market and forwards mark-to-market.

NOTE 7. FORWARDS, FUTURES, AND WRITTEN OPTIONS

Forwards: When entering a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed upon price on an agreed upon future date.

At 31st December, 2005, GAM International Equity had outstanding forward contracts for the purchase and sale of currencies as set out below. The contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, or the date an offsetting position, if any, has been entered into.

				Net
	Local	Settlement	Market	Unrealized
	Currency	Date	Value	Appreciation

			US$	US$
To Sell:
GBP	5,051,320	9th February, 2006	5,035,417	15,903

Yen	11,887,421	9th February, 2006	11,683,147	204,274

Net equity in foreign currency exchange contracts				220,177

Futures: A futures contract obligates one party to sell and the other party to purchase a specific instrument for an agreed price on an agreed future date.

At 31st December, 2005, GAM International Equity and GAM European Equity had outstanding futures contracts as follows:

	Number of Contracts	Position	Expiration Month	Notional Amount	Market Value	Net Unrealized Appreciation/ Depreciation

GAM INTERNATIONAL EQUITY					US$	US$
DJ Euro Stoxx 50 Futures	139	Long	March 2006	5,867,838	5,968,178	100,340

Nikkei 225 Index Futures	70	Long	March 2006	9,215,170	9,606,063	390,893

						491,233

GAM EUROPEAN EQUITY
DJ Euro Stoxx 50 Futures	60	Long	March 2006	2,551,884	2,547,517	(4,367)

At 31st December, 2005, GAM International Equity and GAM European Equity had sufficient cash and/or securities to cover initial margin requirements on open futures contracts.

Written Options: Transactions in written options for the year ended 31st December, 2005 were as follows:

	Number of	Premium
	Contracts	Received

GAM ASIA-PACIFIC EQUITY
Options outstanding at 31st December, 2004	0	$—
Options written	66	85,060
Options expired	(66)	(85,060)

Options outstanding at 31st December, 2005	—	$—

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Notes to Financial Statements continued

NOTE 8. PORTFOLIO RISKS

FOREIGN INVESTMENTS

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

FINANCIAL INSTRUMENTS

During the period, several of the Funds have been a party to financial instruments with off-balance sheet risks, including forward foreign currency contracts, written options, and futures contracts. These instruments involve market and/or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counter-parties to meet the terms of their contracts and from unexpected movement in currencies, securities values and interest rates. The contract amounts indicate the extent of the Funds’ involvement in such contracts. Forward foreign currency contracts and futures contracts are primarily used in an attempt to minimize the risk to the Funds in respect of its portfolio transactions. A risk associated with purchasing an option is that the Funds pay a premium whether or not the option is exercised.

SECURITIES SOLD SHORT

Short sales by the Funds involve risk. If a Fund incorrectly predicts that the price of the borrowed security will decline, the Fund will have to replace the securities sold short with securities with a greater value than the amount received from the sale. As a result, losses from short sales may be unlimited, whereas losses from long positions can equal only the total amount invested.

NOTE 9. SUBSEQUENT EVENTS

On 25th January, 2006, shareholders of each applicable Fund approved (i) a new investment advisory agreement between the Company and GIML relating to each of GAM International Equity, GAM Asia-Pacific Equity, GAM European Equity and GAMerica; (ii) a new investment advisory agreement between the Company and GIML as co-investment adviser relating to GAM Gabelli Long/Short; (iii) a plan of dissolution and liquidation providing for the complete dissolution, liquidation and termination of GAM American Focus Equity; and (iv) to change certain of the fundamental investment restrictions with respect to certain of the Funds. Additional details regarding the approval of the new investment advisory agreements are provided in “Directors’ Review and Approval of Investment Advisory Services” on page 65.

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THIS PAGE INTENTIONALLY LEFT BLANK

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Notes to Financial Statements continued

NOTE 10. FINANCIAL HIGHLIGHTS

GAM INTERNATIONAL EQUITY

	CLASS A

	2005		2004	2003	2002	2001

Net asset value, beginning of year	$19.59		$16.65	$12.79	$15.11	$20.02

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (a)	0.19		0.02	0.05	0.02	(0.03)
Net realized and unrealized gain (loss) on investments	2.37		2.92	3.97	(2.35)	(4.88)

Total from investment operations	2.56		2.94	4.02	(2.33)	(4.91)

LESS DISTRIBUTIONS
Dividends from net investment income	(0.17)		— (c)	(0.16)	—	—

Total distributions	(0.17)		—	(0.16)	—	—

Redemption fees (a)	—		—	—	0.01	—

Net asset value, end of year	$21.98		$19.59	$16.65	$12.79	$15.11

TOTAL RETURN
Total return for the year without deduction of sales load (*)†	13.09%		17.68%	31.44%	(15.35)%	(24.53)%

RATIOS/SUPPLEMENTAL DATA
Total net assets (millions)	$96.3		$107.9	$101.4	$109.0	$190.0
Ratio of expenses to average net assets	1.94	%(b)	2.14%	2.38%	2.25%	2.01%
Ratio of net investment income (loss) to average net assets	0.93%		0.12%	0.41%	0.17%	(0.16)%
Portfolio turnover rate	81%		114%	78%	55%	105%

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GAM

	CLASS B

	2005		2004	2003	2002	2001

Net asset value, beginning of year	$19.42		$16.61	$12.77	$15.21	$20.28

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (a)	0.07		(0.09)	(0.04)	(0.07)	(0.14)
Net realized and unrealized gain (loss) on investments	2.43		2.90	3.93	(2.37)	(4.93)

Total from investment operations	2.50		2.81	3.89	(2.44)	(5.07)

LESS DISTRIBUTIONS
Dividends from net investment income	—	(c)	— (c)	(0.05)	—	—

Total distributions	—		—	(0.05)	—	—

Redemption fees (a)	—		—	—	—	—

Net asset value, end of year	$21.92		$19.42	$16.61	$12.77	$15.21

TOTAL RETURN
Total return for the year without deduction of sales load (*)†	12.89%		16.94%	30.51%	(16.04)%	(25.00)%

RATIOS/SUPPLEMENTAL DATA
Total net assets (millions)	$8.1		$10.4	$11.2	$11.0	$18.0
Ratio of expenses to average net assets	2.55	%(b)	2.82%	3.07%	2.94%	2.67%
Ratio of net investment income (loss) to average net assets	0.33%		(0.53)%	(0.29)%	(0.53)%	(0.83)%
Portfolio turnover rate	81%		114%	78%	55%	105%

	CLASS C

	2005		2004	2003	2002	2001

Net asset value, beginning of year	$19.62		$16.76	$12.88	$15.35	$20.47

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (a)	0.02		(0.07)	(0.05)	(0.08)	(0.14)
Net realized and unrealized gain (loss) on investments	2.46		2.93	3.96	(2.39)	(4.98)

Total from investment operations	2.48		2.86	3.91	(2.47)	(5.12)

LESS DISTRIBUTIONS
Dividends from net investment income	—		— (c)	(0.03)	—	—

Total distributions	—		—	(0.03)	—	—

Redemption fees (a)	—		—	—	—	—

Net asset value, end of year	$22.10		$19.62	$16.76	$12.88	$15.35

TOTAL RETURN
Total return for the year without deduction of sales load (*)†	12.64%		17.08%	30.34%	(16.09)%	(25.01)%

RATIOS/SUPPLEMENTAL DATA
Total net assets (millions)	$4.3		$4.9	$6.0	$7.0	$12.0
Ratio of expenses to average net assets	2.78	%(b)	2.73%	3.18%	2.99%	2.71%
Ratio of net investment income (loss) to average net assets	0.10%		(0.42)%	(0.39)%	(0.57)%	(0.85)%
Portfolio turnover rate	81%		114%	78%	55%	105%

(a)	Net investment income and redemption fees per share have been determined based on the weighted average shares outstanding method.
(b)

After fees waiver by the Advisor. Had management not undertaken such action the annualized ratio of expenses to average net assets would have been 2.04%, 2.65% and 2.88% for class A, B and C, respectively.

(c)	Amount less than $0.005 per share.
(*)	Total return calculated for a period of less than one year is not annualized.
†	Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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Notes to Financial Statements continued

GAM ASIA-PACIFIC EQUITY

	CLASS A

	2005		2004		2003	2002	2001

Net asset value, beginning of year	$10.79		$9.04		$6.92	$7.90	$9.57

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)	(0.03)		(0.02)		(0.01)	(0.12)	(0.11)
Net realized and unrealized gain (loss) on investments	2.87		1.92		2.34	(0.86)	(1.56)

Total from investment operations	2.84		1.90		2.33	(0.98)	(1.67)

LESS DISTRIBUTIONS
Dividends from net investment income	(0.13)		(0.15)		(0.22)	—	—

Total distributions	(0.13)		(0.15)		(0.22)	—	—

Redemption fees (a)	—		—		0.01	—	—

Net asset value, end of year	$13.50		$10.79		$9.04	$6.92	$7.90

TOTAL RETURN
Total return for the year without deduction of sales load (*)†	26.64%		21.09%		33.83%	(12.41)%	(17.45)%

RATIOS/SUPPLEMENTAL DATA
Total net assets (millions)	$40.2		$24.2		$11.2	$7.2	$8.0
Ratio of expenses to average net assets	2.12	%(b)	2.51	%(c)	3.07%	3.70%	3.37%
Ratio of net investment income loss to average net assets	(0.29)%		(0.23)%		(0.19)%	(1.58)%	(1.26)%
Portfolio turnover rate	92%		68%		36%	38%	51%

54

G A M F U N D S I N C / N O T E S T O F I N A N C I A L S T A T E M E N T S

GAM

	CLASS B

	2005(e)		2004		2003	2002	2001

Net asset value, beginning of year	$10.97		$9.22		$7.07	$8.21	$10.04

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)	(0.03)		(0.11)		(0.12)	(0.26)	(0.21)
Net realized and unrealized gain (loss) on investments	(0.07)		1.94		2.38	(0.88)	(1.62)

Total from investment operations	(0.10)		1.83		2.26	(1.14)	(1.83)

LESS DISTRIBUTIONS
Dividends from net investment income	—		(0.08)		(0.11)	—	—

Total distributions	—		(0.08)		(0.11)	—	—

Redemption fees (a)	—		—		—	—	—

Net asset value, end of year	$10.87		$10.97		$9.22	$7.07	$8.21

TOTAL RETURN
Total return for the year without deduction of sales load (*)†	(0.91)%		19.85%		32.01%	(13.89)%	(18.23)%

RATIOS/SUPPLEMENTAL DATA
Total net assets (millions)	$0.0		$1.1		$0.8	$0.7	$1.0
Ratio of expenses to average net assets	3.14	%(b)(d)	3.41	%(c)	4.39%	5.33%	4.40%
Ratio of net investment income loss to average net assets	(0.61	)%(d)	(1.10)%		(1.53)%	(3.22)%	(2.33)%
Portfolio turnover rate	53%		68%		36%	38%	51%

	CLASS C

	2005(f)		2004		2003	2002	2001

Net asset value, beginning of year	$8.98		$7.50		$5.87	$6.97	$8.70

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)	(0.09)		(0.07)		(0.19)	(0.38)	(0.33)
Net realized and unrealized gain (loss) on investments	(0.19)		1.57		1.90	(0.72)	(1.40)

Total from investment operations	(0.28)		1.50		1.71	(1.10)	(1.73)

LESS DISTRIBUTIONS
Dividends from net investment income	—		(0.02)		(0.08)	—	—

Total distributions	—		(0.02)		(0.08)	—	—

Redemption fees (a)	—		—		—	—	—

Net asset value, end of year	$8.70		$8.98		$7.50	$5.87	$6.97

TOTAL RETURN
Total return for the year without deduction of sales load (*)†	(3.12)%		20.04%		29.23%	(15.78)%	(19.89)%

RATIOS/SUPPLEMENTAL DATA
Total net assets (millions)	$0.0		$0.7		$0.5	$0.2	$0.3
Ratio of expenses to average net assets	4.34	%(b)(d)	3.12	%(c)	5.76%	7.69%	6.43%
Ratio of net investment income loss to average net assets	(1.78	)%(d)	(0.86)%		(2.95)%	(5.58)%	(4.32)%
Portfolio turnover rate	47%		68%		36%	38%	51%

(a)	Net investment income and redemption fees per share have been determined based on the weighted average shares outstanding method.
(b)

After fees waiver by the Advisor. Had management not undertaken such action the annualized ratio of expenses to average net assets would have been 2.22%, 3.24% and 4.44% for class A, B and C, respectively.

(c)

After reimbursement by the Investment Adviser. Had the Investment Adviser not undertaken such action the annualized ratio of expenses to average net assets would have been 2.97%, 3.82% and 4.93% for Class A, B and C, respectively.

(d)	Annualized.
(e)	For the period from 1st January, 2005 to 23rd June, 2005, when Class B merged with Class A.
(f)	For the period from 1st January, 2005 to 26th April, 2005, when Class C merged with Class A.
(*)	Total return calculated for a period of less than one year is not annualized.
†	Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

55

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Notes to Financial Statements continued

GAM EUROPEAN EQUITY

	CLASS A

	2005		2004	2003	2002	2001

Net asset value, beginning of year	$13.03		$10.62	$8.10	$9.57	$12.18

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (a)	0.11		0.01	(0.02)	(0.02)	(0.07)
Net realized and unrealized gain (loss) on investments	1.21		2.40	2.54	(1.45)	(2.52)

Total from investment operations	1.32		2.41	2.52	(1.47)	(2.59)

LESS DISTRIBUTIONS
Dividends from net investment income	(0.06)		— (c)	—	—	—
Distributions from net realized gains	(0.20)		—	—	—	(0.02)

Total distributions	(0.26)		—	—	—	(0.02)

Net asset value, end of year	$14.09		$13.03	$10.62	$8.10	$9.57

TOTAL RETURN
Total return for the year without deduction of sales load (*)†	10.19%		22.71%	31.11%	(15.36)%	(21.29)%

RATIOS/SUPPLEMENTAL DATA
Total net assets (millions)	$36.7		$32.4	$22.8	$18.0	$20.0
Ratio of expenses to average net assets	2.05	%(b)	2.54%	2.84%	2.58%	2.72%
Ratio of net investment income (loss) to average net assets	0.82%		0.05%	(0.22)%	(0.21)%	(0.66)%
Portfolio turnover rate	83%		96%	94%	65%	92%

56

G A M F U N D S I N C / N O T E S T O F I N A N C I A L S T A T E M E N T S

GAM

	CLASS B

	2005(e)		2004	2003	2002	2001

Net asset value, beginning of year	$12.42		$10.20	$7.86	$9.40	$12.06

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (a)	(0.02)		(0.06)	(0.10)	(0.11)	(0.17)
Net realized and unrealized gain (loss) on investments	0.06		2.28	2.44	(1.43)	(2.47)

Total from investment operations	0.04		2.22	2.34	(1.54)	(2.64)

LESS DISTRIBUTIONS
Dividends from net investment income	—		—	—	—	—
Distributions from net realized gains	—		—	—	—	(0.02)

Total distributions	—		—	—	—	(0.02)

Net asset value, end of year	$12.46		$12.42	$10.20	$7.86	$9.40

TOTAL RETURN
Total return for the year without deduction of sales load (*)†	0.32%		21.76%	29.77%	(16.38)%	(21.91)%

RATIOS/SUPPLEMENTAL DATA
Total net assets (millions)	$0.0		$1.6	$1.4	$1.5	$3.0
Ratio of expenses to average net assets	2.99	%(b)(d)	3.21%	3.85%	3.68%	3.62%
Ratio of net investment income (loss) to average net assets	(0.31	)%(d)	(0.56)%	(1.19)%	(1.27)%	(1.64)%
Portfolio turnover rate	23%		96%	94%	65%	92%

	CLASS C

	2005(e)		2004	2003	2002	2001

Net asset value, beginning of year	$10.98		$9.32	$7.38	$9.00	$11.66

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (a)	(0.16)		(0.37)	(0.29)	(0.26)	(0.24)
Net realized and unrealized gain (loss) on investments	0.11		2.03	2.23	(1.36)	(2.40)

Total from investment operations	(0.05)		1.66	1.94	(1.62)	(2.64)

LESS DISTRIBUTIONS
Dividends from net investment income	—		—	—	—	—
Distributions from net realized gains	—		—	—	—	(0.02)

Total distributions	—		—	—	—	(0.02)

Net asset value, end of year	$10.93		$10.98	$9.32	$7.38	$9.00

TOTAL RETURN
Total return for the year without deduction of sales load (*)†	(0.46)%		17.81%	26.29%	(18.00)%	(22.67)%

RATIOS/SUPPLEMENTAL DATA
Total net assets (millions)	$0.0		$0.4	$0.3	$0.2	$0.5
Ratio of expenses to average net assets	5.51	%(b)(d)	6.41%	6.61%	5.54%	4.44%
Ratio of net investment income (loss) to average net assets	(2.77	)%(d)	(3.88)%	(3.94)%	(3.05)%	(2.39)%
Portfolio turnover rate	23%		96%	94%	65%	92%

(a)	Net investment income (loss) per share has been determined based on the weighted average shares outstanding method.
(b)

After fees waiver by the Investment Adviser. Had the Investment Adviser not undertaken such action the annualized ratio of expenses to average net assets would have been 2.15%, 3.09% and 5.61% for Class A, B and C, respectively.

(c)	Amount less than $.005 per share.
(d)	Annualized.
(e)	For the period from 1st January, 2005 to 26th April, 2005, when Class B and C merged with Class A.
(*)	Total return calculated for a period of less than one year is not annualized.
†	Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

57

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Notes to Financial Statements continued

GAM AMERICAN FOCUS EQUITY

	CLASS A

	2005		2004	2003	2002	2001(e)

Net asset value, beginning of year	$14.65		$14.44	$11.68	$15.01	$15.97

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (a)	0.10		—	0.06	0.04	(0.07)
Net realized and unrealized gain (loss) on investments	(0.41)		0.21	2.76	(3.36)	(0.88)

Total from investment operations	(0.31)		0.21	2.82	(3.32)	(0.95)

LESS DISTRIBUTIONS
Dividends from net investment income	(0.11)		— (d)	(0.06)	(0.01)	—
Distributions from net realized gains	—		—	—	—	(0.01)

Total distributions	(0.11)		—	(0.06)	(0.01)	(0.01)

Net asset value, end of year	$14.23		$14.65	$14.44	$11.68	$15.01

TOTAL RETURN
Total return for the year without deduction of sales load (*)†	(2.03)%		1.48%	24.19%	(22.10)%	(5.94)%

RATIOS/SUPPLEMENTAL DATA
Total net assets (millions)	$42.1		$51.4	$55.8	$50.0	$47.0
Ratio of expenses to average net assets	1.69	%(b)	1.78%	1.77%	1.75%	2.11%
Ratio of net investment income (loss) to average net assets	0.69%		(0.01)%	0.45%	0.28%	(0.52)%
Portfolio turnover rate	136%		175%	136%	239%	256%

58

G A M F U N D S I N C / N O T E S T O F I N A N C I A L S T A T E M E N T S

GAM

	CLASS B

	2005		2004	2003	2002	2001(e)

Net asset value, beginning of year	$14.00		$13.90	$11.29	$14.65	$15.71

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (a)	—		(0.11)	(0.05)	(0.10)	(0.21)
Net realized and unrealized gain (loss) on investments	(0.38)		0.21	2.66	(3.26)	(0.84)

Total from investment operations	(0.38)		0.10	2.61	(3.36)	(1.05)

LESS DISTRIBUTIONS
Dividends from net investment income	—		—	—	—	—
Distributions from net realized gains	—		—	—	—	(0.01)

Total distributions	—		—	—	—	(0.01)

Net asset value, end of year	$13.62		$14.00	$13.90	$11.29	$14.65

TOTAL RETURN
Total return for the year without deduction of sales load (*)†	(2.71)%		0.72%	23.12%	(22.94)%	(6.67)%
RATIOS/SUPPLEMENTAL DATA
Total net assets (millions)	$1.0		$2.1	$2.9	$3.0	$4.0
Ratio of expenses to average net assets	2.38	%(b)	2.52%	2.65%	2.76%	3.02%
Ratio of net investment income (loss) to average net assets	0.01%		(0.77)%	(0.43)%	(0.74)%	(1.44)%
Portfolio turnover rate	136%		175%	136%	239%	256%

	CLASS C

	2005(f)		2004	2003	2002	2001(e)

Net asset value, beginning of year	$13.47		$13.55	$11.03	$14.34	$15.41

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (a)	(0.14)		(0.26)	(0.08)	(0.11)	(0.23)
Net realized and unrealized gain (loss) on investments	(0.50)		0.18	2.60	(3.20)	(0.83)

Total from investment operations	(0.64)		(0.08)	2.52	(3.31)	(1.06)

LESS DISTRIBUTIONS
Dividends from net investment income	—		—	—	—	—
Distributions from net realized gains	—		—	—	—	(0.01)

Total distributions	—		—	—	—	(0.01)

Net asset value, end of year	$12.83		$13.47	$13.55	$11.03	$14.34

TOTAL RETURN
Total return for the year without deduction of sales load (*)†	(4.75)%		(0.59)%	22.85%	(23.08)%	(6.86)%

RATIOS/SUPPLEMENTAL DATA
Total net assets (millions)	$0.0		$0.9	$1.5	$2.0	$2.0
Ratio of expenses to average net assets	3.97	%(b)(c)	3.61%	2.93%	2.94%	3.17%
Ratio of net investment income (loss) to average net assets	(2.01	)%(c)	(1.90)%	(0.71)%	(0.91)%	(1.59)%
Portfolio turnover rate	52%		175%	136%	239%	256%

(a)	Net investment income (loss) per share has been determined based on the weighted average shares outstanding method.
(b)

After fees waiver by the Investment Adviser. Had the Investment Adviser not undertaken such action the annualized ratio of expenses to average net assets would have been 1.79%, 2.48% and 4.07% for Class A, B and C, respectively.

(c)	Annualized.
(d)	Amount less than $0.005 per share.
(e)	Effective 26th March, 2001 the Fund terminated its co-advisory agreements with Fayez Sarofim & Co. and GIML. GAM USA Inc. was appointed and approved as the Fund’s sole investment advisor.
(f)	For the period from 1st January, 2005 to 26th April, 2005, when Class C merged with Class A.
(*)	Total return calculated for a period of less than one year is not annualized.
†	Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

59

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Notes to Financial Statements continued

GAMERICA

	CLASS A

	2005		2004	2003	2002	2001

Net asset value, beginning of year	$23.75		$24.36	$17.85	$21.94	$22.49

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (a)	(0.23)		(0.20)	(0.21)	(0.18)	0.03
Net realized and unrealized gain (loss) on investments	4.08		0.22	6.72	(3.91)	(0.57)

Total from investment operations	3.85		0.02	6.51	(4.09)	(0.54)

LESS DISTRIBUTIONS
Distributions from net realized gains	(0.75)		(0.63)	—	—	(0.01)

Total distributions	(0.75)		(0.63)	—	—	(0.01)

Net asset value, end of year	$26.85		$23.75	$24.36	$17.85	$21.94

TOTAL RETURN
Total return for the year without deduction of sales load (*)†	16.30%		0.10%	36.47%	(18.64)%	(2.42)%

RATIOS/SUPPLEMENTAL DATA
Total net assets (millions)	$43.6		$52.5	$86.7	$73.0	$98.0
Ratio of expenses to average net assets	1.89	%(b)	1.84%	1.88%	1.88%	1.84%
Ratio of net investment income (loss) to average net assets	(0.97)%		(0.85)%	(1.00)%	(0.91)%	0.12%
Portfolio turnover rate	6%		8%	4%	1%	14%

60

G A M F U N D S I N C / N O T E S T O F I N A N C I A L S T A T E M E N T S

GAM

	CLASS B

	2005		2004	2003	2002	2001

Net asset value, beginning of year	$23.04		$23.81	$17.58	$21.75	$22.46

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (a)	(0.38)		(0.35)	(0.34)	(0.32)	(0.13)
Net realized and unrealized gain (loss) on investments	3.93		0.21	6.57	(3.85)	(0.57)

Total from investment operations	3.55		(0.14)	6.23	(4.17)	(0.70)

LESS DISTRIBUTIONS
Distributions from net realized gains	(0.75)		(0.63)	—	—	(0.01)

Total distributions	(0.75)		(0.63)	—	—	(0.01)

Net asset value, end of year	$25.84		$23.04	$23.81	$17.58	$21.75

TOTAL RETURN
Total return for the year without deduction of sales load (*)†	15.50%		(0.57)%	35.44%	(19.17)%	(3.14)%

RATIOS/SUPPLEMENTAL DATA
Total net assets (millions)	$8.2		$10.2	$14.5	$12.0	$17.0
Ratio of expenses to average net assets	2.56	%(b)	2.53%	2.58%	2.59%	2.54%
Ratio of net investment income (loss) to average net assets	(1.64)%		(1.53)%	(1.70)%	(1.61)%	(0.59)%
Portfolio turnover rate	6%		8%	4%	1%	14%

	CLASS C

	2005		2004	2003	2002	2001

Net asset value, beginning of year	$22.84		$23.63	$17.45	$21.59	$22.30

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (a)	(0.43)		(0.37)	(0.35)	(0.32)	(0.12)
Net realized and unrealized gain (loss) on investments	3.89		0.21	6.53	(3.82)	(0.58)

Total from investment operations	3.46		(0.16)	6.18	(4.14)	(0.70)

LESS DISTRIBUTIONS
Distributions from net realized gains	(0.75)		(0.63)	—	—	(0.01)

Total distributions	(0.75)		(0.63)	—	—	(0.01)

Net asset value, end of year	$25.55		$22.84	$23.63	$17.45	$21.59

TOTAL RETURN
Total return for the year without deduction of sales load (*)†	15.22%		(0.66)%	35.42%	(19.18)%	(3.17)%

RATIOS/SUPPLEMENTAL DATA
Total net assets (millions)	$4.1		$6.3	$11.0	$9.0	$14.0
Ratio of expenses to average net assets	2.79	%(b)	2.62%	2.63%	2.60%	2.54%
Ratio of net investment income (loss) to average net assets	(1.88)%		(1.63)%	(1.75)%	(1.62)%	(0.57)%
Portfolio turnover rate	6%		8%	4%	1%	14%

(a)	Net investment income (loss) per share has been determined based on the weighted average shares outstanding method.
(b)

After fees waiver by the Investment Adviser. Had the Investment Adviser not undertaken such action the annualized ratio of expenses to average net assets would have been 1.99%, 2.66% and 2.89% for Class A, B and C, respectively.

(*)	Total return calculated for a period of less than one year is not annualized.
†	Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

61

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Notes to Financial Statements continued

GAM GABELLI LONG/SHORT

	CLASS A

	2005	2004	2003		2002(b)

Net asset value, beginning of year	$9.12	$8.27	$7.33		$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)	(0.08)	(0.10)	(0.08)		—
Net realized and unrealized gain (loss) on investments	(0.11)	0.95	1.02		(2.67)

Total from investment operations	(0.19)	0.85	0.94		(2.67)

Net asset value, end of year	$8.93	$9.12	$8.27		$7.33

TOTAL RETURN
Total return for the year without deduction of sales load (*)†	(2.08)%	10.28%	12.82%		(26.70)%

RATIOS/SUPPLEMENTAL DATA
Total net assets (millions)	$17.9	$25.1	$21.0		$12.0
Ratio of expenses to average net assets	3.02%	2.74%	2.58	%(c)	2.28	%(c)(d)
Ratio of net investment loss to average net assets	(0.87)%	(1.15)%	(1.09)%		(0.08	)%(d)
Portfolio turnover rate	60%	101%	202%		623%

62

G A M F U N D S I N C / N O T E S T O F I N A N C I A L S T A T E M E N T S

GAM

	CLASS B

	2005	2004	2003		2002(b)

Net asset value, beginning of year	$9.05	$8.26	$7.32		$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)	(0.14)	(0.16)	(0.06)		(0.03)
Net realized and unrealized gain (loss) on investments	(0.10)	0.95	1.00		(2.65)

Total from investment operations	(0.24)	0.79	0.94		(2.68)

Net asset value, end of year	$8.81	$9.05	$8.26		$7.32

TOTAL RETURN
Total return for the year without deduction of sales load (*)†	(2.65)%	9.56%	12.84%		(26.80)%

RATIOS/SUPPLEMENTAL DATA
Total net assets (millions)	$4.1	$5.8	$8.0		$11.0
Ratio of expenses to average net assets	3.65%	3.41%	2.36	%(c)	2.82	%(c)(d)
Ratio of net investment loss to average net assets	(1.54)%	(1.88)%	(0.85)%		(0.63	)%(d)
Portfolio turnover rate	60%	101%	202%		623%

	CLASS C

	2005	2004	2003		2002(b)

Net asset value, beginning of year	$9.04	$8.25	$7.31		$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)	(0.14)	(0.16)	(0.06)		(0.03)
Net realized and unrealized gain (loss) on investments	(0.11)	0.95	1.00		(2.66)

Total from investment operations	(0.25)	0.79	0.94		(2.69)

Net asset value, end of year	$8.79	$9.04	$8.25		$7.31

TOTAL RETURN
Total return for the year without deduction of sales load (*)†	(2.77)%	9.58%	12.86%		(26.90)%

RATIOS/SUPPLEMENTAL DATA
Total net assets (millions)	$10.2	$13.4	$12.0		$18.0
Ratio of expenses to average net assets	3.74%	3.48%	2.29	%(c)	2.80	%(c)(d)
Ratio of net investment loss to average net assets	(1.62)%	(1.89)%	(0.78)%		(0.61	)%(d)
Portfolio turnover rate	60%	101%	202%		623%

(a)	Net investment loss per share has been determined based on the weighted average shares outstanding method.
(b)

For the period from 29th May, 2002 (commencement of operations) to 31st December, 2002. Effective 9th October, 2002, the Fund terminated its advisory agreement with GAM USA, and appointed GAM International Management Ltd. and GAMCO Investors, Inc. as the Fund’s Co-Investment Advisers.

(c)

After reimbursement by the Co-Investment Advisers. Had the Co-Investment Advisers not undertaken such action the annualized ratio of expenses to average net assets would have been 3.35%, 4.13% and 4.09%; and 3.28%, 4.01% and 3.97% for Class A, B and C, for 2002 and 2003, respectively.

(d)	Annualized.
(*)	Total return calculated for a period of less than one year is not annualized.
†	Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
GAM Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of GAM Funds, Inc. (comprising, respectively, GAM International Equity, GAM Asia-Pacific Equity, GAM European Equity, GAM American Focus Equity, GAMerica and GAM Gabelli Long/Short (the “Funds”), as of December 31, 2005, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, statement of cash flows for GAM Gabelli Long/Short for the year then ended and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to January 1, 2004 were audited by other auditors whose report dated February 17, 2004 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above and audited by us, present fairly, in all material respects, the financial position of GAM Funds, Inc. at December 31, 2005, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, the cash flows for GAM Gabelli Long/Short for the year then ended and the financial highlights for the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 17, 2006

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Additional Information (unaudited)	GAM

DIRECTORS’ REVIEW AND APPROVAL OF INVESTMENT ADVISORY SERVICES

On 5th September, 2005, UBS AG (“UBS”) and Julius Baer Holding Ltd. (“Julius Baer”) entered into a definitive sale and purchase agreement pursuant to which Julius Baer agreed to purchase from UBS (the “Transaction”) all issued and outstanding voting securities of GAM Holding AG (“GAM AG”), together with three private banks, Ehinger & Armand von Ernst AG, Ferrier Lullin & Cie. SA and Banco di Lugano SA, their subsidiaries, and certain other companies (collectively, the “Business”). The closing of the Transaction was completed on 2nd December, 2005. GAM USA is a direct, wholly-owned subsidiary of GAM AG, and GIML is a direct, wholly-owned subsidiary of GAM (U.K.) Limited, which in turn is a wholly-owned subsidiary of GAM AG. Upon the closing of the Transaction, each of GIML and GAM USA became indirect, wholly-owned subsidiaries of Julius Baer.

Prior to the closing of the Transaction, investment advisory services were provided to the Funds pursuant to the following investment advisory agreements:

1. Investment advisory services were provided to GAM International Equity, GAM Asia-Pacific Equity, GAM European Equity and GAMerica (the “GIML Funds”) by GIML pursuant to the Second Amended and Restated Investment Advisory Agreement by and between the Company and GIML dated as of 14th December, 2004 (the “GIML Funds Agreement”), and which was last approved by the shareholders of each such Fund on 26th October, 1999; and

2. Investment advisory services were provided to GAM Gabelli Long/Short (together with the GIML Funds, the “Covered Funds”) by GIML, as a co-investment adviser, pursuant to an investment advisory agreement by and between the Company and GIML dated as of 12th February, 2003 (the “GIML GAM Gabelli Agreement”, and together with the GIML Funds Agreement, the “Prior Investment Advisory Contracts”), and which was last approved by the shareholders of GAM Gabelli Long/Short on 25th February, 2003. The other co-investment adviser to GAM Gabelli Long/Short is GAMCO Asset Management Inc. (formerly known as GAMCO Investors, Inc., “GAMCO”) who was appointed as co-investment adviser to GAM Gabelli Long/Short pursuant to an investment advisory agreement by and between the Company and GAMCO dated as of 12th February, 2003 (the “GAMCO Agreement”), and which was last approved by the shareholders of GAM Gabelli Long/Short on 25th February, 2003. The GAMCO Agreement was not affected by the transaction.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that an advisory agreement of an investment company provide for automatic termination of the agreement in the event of its “assignment” (as defined in the 1940 Act). A sale of a controlling block of an investment adviser’s voting securities generally is deemed to result in an assignment of the investment adviser’s advisory agreements. The closing of the Transaction constituted an indirect sale of a controlling block of voting securities of GIML and resulted in the automatic termination of the Prior Investment Advisory Contracts.

To avoid disruption of the investment programs of the GIML Funds upon termination of the Prior Investment Advisory Contracts and for the reasons discussed below, the Company’s Board of Directors, including a majority of the Board of Directors who are not “interested persons” of the Funds or GIML as defined in the 1940 Act (the “Independent Directors”), approved at an in-person meeting held on 9th November, 2005 (i) the re-appointment of GIML as investment adviser to the GIML Funds and as co-investment adviser to GAM Gabelli Long/Short, pursuant to separate interim investment advisory agreements between the Company and GIML, which became effective as of the closing of the Transaction as interim agreements as described in Rule 15a-4 under the 1940 Act (the “Interim Investment Advisory Agreements”) and (ii) each new investment advisory agreement (the “New Investment Advisory Agreement”), subject to the approval of the shareholders. Under the terms of the Interim Investment Advisory Agreements and in accordance with Rule 15a-4 of the 1940 Act, if the shareholders of a Covered Fund fail to approve a New Investment Advisory Agreement with respect to such Covered Fund prior to the date that is 150 days after the effective date of such Interim Investment Advisory Agreement, then the Interim Investment Advisory Agreement will terminate in accordance with its terms and the Board of Directors will consider alternate arrangements in respect of the management of such Covered Fund’s assets. In addition, at the 9th November, 2005 meeting, the Board of Directors approved the continuation of the GAMCO Agreement for one year.

The Interim Investment Advisory Agreements

Each Interim Investment Advisory Agreement is identical in all material respects to the Prior Investment Advisory Contract that preceded such Interim Investment Advisory Agreement, except that each Interim Investment Advisory Agreement provides for (i) advisory fees to be paid into an interest-bearing escrow account, (ii) its automatic termination upon 150 days from its execution and (iii) its termination upon 10 calendar days’ written notice with the approval of a majority of the Board of Directors or by a vote of a majority of the outstanding shares of such Covered Fund. Each Interim Investment Advisory Agreement provides for an aggregate fee to be paid to GIML that is calculated in the same manner as the compensation that was payable to GIML under the Prior Investment Advisory Contract that preceded such Interim Investment Advisory Agreement. If a New Investment Advisory Agreement is approved by the shareholders of a Covered Fund, the escrowed funds, including interest, will be paid to GIML. If a New Investment Advisory Agreement is not approved by the shareholders of a Covered Fund, GIML shall be entitled to an amount equal to the lesser of (i) its costs of performing its services during the interim period plus interest and (ii) the amount in the escrow account plus interest.

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Additional Information (unaudited) (continued)

Approval by the Board of Directors of the Interim Investment Advisory Agreements/GAMCO Agreement

In approving each Interim Investment Advisory Agreement and GAMCO Agreement at the in-person meeting of the Board of Directors held on 9th November, 2005, the Company’s Board of Directors, including a majority of the Independent Directors, considered a number of factors, including: the continuity of the current business and portfolio management of the Covered Funds after the closing of the Transaction; the nature, extent and quality of services to be provided by GIML to each Covered Fund and GAMCO to GAM Gabelli Long/Short; the investment performance of each Covered Fund, and other factors. Each Director indicated at the in-person meeting that he had previously received and read materials containing information provided by GIML relevant to their decision to approve (i) the Interim Investment Advisory Agreements, (ii) the New Investment Advisory Agreements and (iii) the continuation of the GAMCO Agreement. Each Director also confirmed that he had received and reviewed a 15(c) report (the “Lipper Report”) prepared by Lipper Inc. (“Lipper”), as well as material provided by Julius Baer Investment Management LLC (“JBIM”), as requested by counsel for the Independent Directors.

Continuity of Business

When considering the continuity of the current business and portfolio management of the Covered Funds after the closing of the Transaction, the Board of Directors took into account the fact that GIML would remain a direct subsidiary of GAM AG, and that David M. Solo would continue to serve as Chief Executive Officer of GAM AG and would, in addition, become head of the combined asset management business of Julius Baer consisting of the business of GAM AG and JBIM. The Board of Directors also made note of the fact that GIML would continue to serve as investment adviser to the GIML Funds, albeit as subsidiaries within the Julius Baer complex, and that the GIML Funds would continue to be operated as a brand independent from the Julius Baer brand. In addition, the Board of Directors noted that GAMCO would still serve as co-adviser to GAM Gabelli Long/Short.

The Board of Directors also noted that representatives of JBIM had affirmed that it was their understanding that it was presently contemplated that GIML would continue as a sister company of JBIM, retaining a separate registration as an investment adviser with the U.S. Securities and Exchange Commission (“SEC”), that the investment strategy of the Covered Funds would not be affected by the Transaction, and that the senior management team of GIML and the Covered Funds’ portfolio managers would remain in place, retaining full responsibility for all aspects of investment decision making and business development. Based on these representations, the Board of Directors determined that there would be a continuity of the current business and portfolio management of the Covered Funds after completion of the Transaction.

Nature, Extent and Quality of Services Provided

When considering the nature, extent and quality of the services to be provided by GIML to each Covered Fund and GAMCO to GAM Gabelli Long/Short, the Board of Directors separately considered with respect to each such Covered Fund the in-house capability of GIML and GAMCO in terms of administration, research and trading capabilities, the professional qualifications and experience of the portfolio managers responsible for the direction of each of the Covered Funds, and the regulatory compliance policies and procedures of GIML and GAMCO as a measure of the nature, extent and quality of the services provided by GIML and GAMCO. Based on these considerations, the Board of Directors concluded that the services to be provided were appropriate and acceptable.

Investment Performance of the Covered Funds and Advisers

With respect to the Lipper Report, the Board of Directors noted that: GAM Gabelli Long/Short’s performance in Class A, B and C had ranked, in all but one instance, first or second in its group over the past three years and in the second quintile in its universe; that the performance of GAMerica had improved in the most recent year from the fifth quintile for all three classes for its group and universe to the third quintile for its group with respect to Classes A and B and the fourth quintile with respect to Class C, and to the second and third quintiles respectively, for its universe, that GAM European Equity had dropped from the third to the fourth quintile in its group and from the second to third quintile in its universe in the last year, that GAM International Equity continued to rank in the second quintile for its group and the third quintile for its universe for the past two years in all three classes, and that GAM Asia-Pacific Equity, which was in a group of three funds, was ranked in the first or second quintile for its universe over the past five years.

The Board of Directors also took into account the relatively favorable performance of each of the Covered Funds against their benchmarks for the year and quarters commencing as of 30th September, 2004, but noted that Morningstar rankings through 30th September, 2005, with the exception of GAM Asia-Pacific Equity, which received three stars, had received only two stars for the most recent three year period. The Board of Directors believed that GAM USA’s proposal to liquidate GAM American Focus Equity was a reasonable response to the Board of Directors’ request in December 2004 that GAM USA and GIML closely monitor the performance of the Funds. The Board of Directors noted Julius Baer’s considerable investment management experience and capabilities, but were unable to predict what effect, if any, consummation of the Transaction would have on future performance of the Covered Funds.

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Additional Information (unaudited) (continued)	GAM

Costs of Services Provided and Profitability

In evaluating the costs of the services to be provided by GIML under the Interim Investment Advisory Agreements and the profitability to GIML of its relationships with each Covered Fund, the Board of Directors reviewed, among other things, the Lipper Report which compared Fund expenses, including those of advisers, administrators, custodians and 12b-1 fees, with a group of “peer funds” selected by Lipper on the basis of comparability, as well as with a broader expense universe that takes into account expenses within the investment classification/objective of each Covered Fund in question. The Lipper Report also provided the Board of Directors with relative performance data of each Covered Fund measured against the total return performance of what Lipper deemed to be similar funds and, also against a performance universe comprising all funds within the investment classification/objective of the applicable Fund. Lipper noted that it had obtained performance data for other funds from their most recent SEC filings, which meant that performance ending data for the performance groupings and universe vary.

The Board of Directors also considered a report prepared by GIML and GAM USA showing the estimated aggregate revenues received by GIML and GAM USA for each Fund and the estimated related costs to GIML and GAM USA of each Fund as a business unit, as compared with the total revenues, costs, overhead, bonuses and taxes of the two advisers, as a measure of the cost of the services provided and the estimated profitability to GIML and GAM USA from their relationships with each Fund. In addition, the Board of Directors reviewed the advisory fees paid by other clients of GIML and considered the financial condition of GIML and GAMCO.

While the Board of Directors believed that the performance of the Funds over the year, other than GAM American Focus Equity, had generally been favorable, it took note of the fact that the Lipper Report placed each of the Funds in the fifth group and universe quintiles in terms of expenses. It noted that while the management fee charged by GIML was at or near the median, total expenses were at the high end due in part to costs, such as transfer agent and custodial charges that are proportionately significant when the assets of a fund and the complex it is in are relatively small so that it is not possible to negotiate rates that can significantly lower the expense ratios. The Board of Directors also took into account the fact that GAM USA had negotiated lower fees with the administrator and transfer agent for 2005, as well as the decision to continue to contain expenses borne by the GIML Funds by a management fee waiver by GIML of 0.10% per annum of the average daily net assets of each GIML Fund. It also noted that permanent breakpoints had been put in place in 2004 with respect to the management fees of each GIML Fund.

Ancillary Benefits to GIML and its Affiliates

The Board of Directors also weighed the possible benefits that could be expected from the Transaction. These included the fact that the combined asset management business of GAM AG and Julius Baer would benefit the GIML Funds’ investors by the consolidation of the legal & compliance departments of GIML, GAM USA and JBIM. In addition, the combination of GIML, GAM USA and Julius Baer offers the prospect of increasing the critical mass of staff, capital and resources and focus on the U.S. market available to support the Covered Funds. The Board of Directors also considered the possibility that GIML’s position within the Julius Baer asset management practice will permit it to build upon its key competencies, processes, investment products and, possibly, allow it to leverage Julius Baer’s distribution network.

Fees and Economies of Scale

In reviewing the Transaction, the Board of Directors considered, among other things, whether management fees or other expenses would change as a result of the Transaction. Based on material provided by JBIM, as requested by legal counsel for the Independent Directors, the Board of Directors determined that as a result of the Transaction, the Covered Funds’ total management fees would not increase. It was noted that if the assets of a Fund increase, a shareholder’s percentage of these management fees and other non-management expenses would be expected to decrease. It was noted that the benefits of these economies of scale would be attributed to shareholders (other than shareholders of GAM Gabelli Long/Short) as permanent breakpoints had been put in place in 2004 with respect to the management fees of each GIML Fund.

Other Considerations

The Board of Directors also considered, among other things, the regulatory history of JBIM as an investment adviser, as well as the absence of material litigation or administrative proceedings alleging violations of federal or state securities laws, and a certification by officers of JBIM that it has a compliance program in place that is in accordance with Rule 206(4)-7 under the Advisers Act and that its compliance program is consistent with the standard set forth in Rule 38a-1 under the 1940 Act.

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Additional Information (unaudited) (continued)

The Board of Directors took note of the fact that the Covered Funds will not bear the costs of the Transaction, including the costs of the proxy solicitation needed to seek approval of shareholders of the new advisory agreements or the cost of counsel to the Independent Directors.

Based on all of these factors, the Board of Directors concluded that the adoption of the Interim Investment Advisory Agreements and continuation of the GAMCO Agreement were in the best interests of the shareholders of each of the Covered Funds, and concluded that the terms of the Interim Investment Advisory Agreements and GAMCO Agreement are fair and reasonable to the shareholders of such Covered Funds.

The New Investment Advisory Agreements

Each New Investment Advisory Agreement is identical in all material respects to the Interim Investment Advisory Agreement that it is intended to replace, except that it does not provide for advisory fees to be paid into an interest-bearing escrow account, does not provide for its automatic termination upon 150 days from the date of its execution, and does not provide for termination upon 10 calendar days’ written notice with the approval of a majority of the Board of Directors or by a vote of a majority of the outstanding shares of the applicable Covered Fund. In particular, each New Investment Advisory Agreement provides for an aggregate fee to be paid to GIML that is calculated in the same manner as the compensation that is payable to GIML by such Covered Fund under the Interim Investment Advisory Agreement that is intended to be replaced by such New Investment Advisory Agreement. Upon shareholder approval, each New Investment Advisory Agreement will continue in effect for consecutive terms of one year ending on each anniversary date of such approval, subject to approval annually by the Board of Directors of the Company or by vote of a majority of the outstanding shares of the applicable Covered Fund and also, in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Independent Directors. Each New Investment Advisory Agreement will terminate automatically in the event of its assignment, and may be terminated by either party thereto without the payment of any penalty upon 60 days’ prior notice in writing to the other party; provided that, in the case of termination by the Company, such action will have been authorized by resolution of a majority of the Directors of the Company in office at the time or by vote of a majority of the outstanding shares of the applicable Covered Fund.

Approval by the Board of Directors of the New Investment Advisory Agreements

On 9th November, 2005, the Board of Directors met in person for the purpose of reviewing the New Investment Advisory Agreements and approved, by majority vote, including the vote of a majority of the Independent Directors voting separately, the adoption of each New Investment Advisory Agreement, subject to the approval of the shareholders. At the same in-person meeting, the Board of Directors again separately considered the qualifications of GIML and the personnel who provide portfolio management services, as well as the several factors evaluated in connection with the approval of the Interim Investment Advisory Agreements and continuation of the GAMCO Agreement described above and other factors relevant to their consideration. The Board of Directors also noted that each New Investment Advisory Agreement provides for an aggregate fee to be paid to GIML that is calculated in the same manner as the compensation that is payable to GIML by a Fund under the applicable Interim Investment Advisory Agreement. Also at the 9th November 2005 meeting, the Board of Directors approved the calling of the Special Meeting for the purposes of obtaining the required shareholder approvals of the New Investment Advisory Agreements.

There are no arrangements or understandings in connection with the New Investment Advisory Agreements with respect to the composition of the Board of Directors of any of the Company, GAM USA or GIML.

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Additional Information (unaudited) (continued)	GAM

FEDERAL TAX INFORMATION

Of the distribution made by GAM American Focus Equity in December 2005, 100% will qualify for the dividends received deduction available to corporate shareholders.

The Funds hereby designate the following approximate amounts as capital gain distributions for the purpose of the dividends paid deduction:

GAM European Equity	$479,706

GAMerica	$1,593,267

In January 2006, the Funds reported on Form 1099 the tax status of all distributions made during calendar year 2005.

Under Section 854(b)(2) of the Internal Revenue Code, GAM International Equity, GAM Asia-Pacific Equity, GAM European Equity and GAM American Focus Equity designate $763,130, $328,103, $148,127 and $344,195, respectively, of ordinary income dividends paid as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Internal Revenue Code for the fiscal year ended 31st December, 2005.

In January 2006, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2005. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Certain dividends paid by the Funds during the calendar year 2005 may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The amounts which represent income derived from sources within, and taxes paid to foreign countries or possessions of the United States are as follows:

Fund	Foreign Source Income	Foreign Tax Credit

GAM International Equity	$3,362,901	$236,879
GAM Asia-Pacific Equity	509,688	13,901
GAM European Equity	1,075,786	111,537

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

The Funds will file their complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Company’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-426-4685.

PROXY VOTING POLICIES AND PROCEDURES AND RECORD

You may obtain a description of the Funds’ proxy voting policies and procedures, and their proxy voting record without charge, upon request by contacting the Funds directly at 1-800-426-4685, online on the Fund’s Web site: www.gam.com, or on the EDGAR Database on the SEC’s website (http://www.sec.gov).

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Directors’ Information (unaudited)

Name, Address and Age	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Number of Portfolios within the GAM Fund Complex[2] Overseen	Other Directorships of Public Companies Held

George W. Landau 2601 South Bayshore Drive Suite 1275 Coconut Grove, FL 33133 Age: 85	Director	Since 1994

President, Council of Advisors, Latin America, Guardian Industries, 1993 to present. Senior Advisor, Latin America, The Coca-Cola Company, Atlanta, GA, 1988 to 2005. Director, Emigrant Savings Bank, New York, NY, 1987 to 2003.

				11 portfolios in six registered investment companies	Director, Credit Suisse Asset Management (CSAM) Fund Complex (five portfolios)

Robert J. McGuire 1085 Park Avenue New York, NY 10128 Age: 69	Director	Since 1998

Self-employed, 1998 to present. Counsel, Morvillo, Abramowitz, Grand, Iason & Silberberg, P.C., 1998 to 2005. Director, Emigrant Savings Bank, 1999 to 2003. President/Chief Operating Officer, Kroll Associates, 1989-1997. Director (since 1984) and President (since 1997), Police Athletic League. Director, Volunteers of Legal Services, 1995 to 2003.

				11 portfolios in six registered investment companies	Director, Mutual of America Investment Corp., Director, Six Flags, Inc. (entertainment), Director, Protection One, Inc.(security systems)

Roland Weiser 86 Beekman Road Summit, NJ 07901 Age: 75	Director	Since 1988	Chairman of the Board of Trustees of the Visual Arts Center of New Jersey, 2005 to present; and Trustee, 1999 to 2004. Former Senior Vice President, Schering-Plough International, 1978-1984.	11 portfolios in six registered investment companies	None

Interested Director Andrew Hanges* GAM London 12 St James’s Place, London SW1A 1NX England Age: 58	Director, Chairman, and President	Since 2005

Director of 62 funds within the GAM Group Complex, 1997-present; Chief Executive Officer and Chairman, GAM (UK) Limited, GAM (London) Limited, GAM Sterling Management and GAM International Management Limited, 2001-Present; Chief Operating Officer of the GAM Group, 1997- present.

				11 portfolios in six registered investment companies	None

[1]	Each Director holds office for an indefinite term until his or her successor is duly chosen and qualified.
[2]

Each Director is a director of each of the six registered investment companies within the GAM Fund Complex, which include: the Company; GAM Avalon Lancelot, LLC; GAM Avalon Multi-Strategy (TEI), LLC; GAM Avalon Galahad, LLC; GAM Institutional Multi-Strategy, LLC; and GAM Multi-Strategy Investments, LLC. None of GAM Avalon Multi-Strategy, LLC, GAM Institutional Multi-Strategy, LLC or GAM Multi-Strategy Investments, LLC have commenced operations as of the date hereof. In addition, on November 9, 2005, the Board of Directors of GAM Avalon Galahad, LLC resolved to dissolve and liquidate the fund.

*

Andrew Hanges is considered an Interested Director because he is deemed to be an “interested person” of the Company, as that term is defined under the Investment Company Act of 1940, as amended, due to his positions within the GAM Group.

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Officers’ Information (unaudited)	GAM

Name, Address and Age	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Joseph Cheung GAM USA Inc. 135 East 57th Street New York, NY 10022 Age: 47	Treasurer	Since 2005

Assistant Treasurer, GAM USA+ and GAM Services Inc.++, 2005 to present; Treasurer, the funds comprising the GAM Avalon Funds+, 2005 to present; Vice President, Deutsche Asset Management, 1996 to 2003; Chief Financial Officer of The Germany Fund, Inc., The Central Europe and Russia Fund, Inc. and The New Germany Fund, Inc., 1996 to 2003.

Kenneth A. Dursht GAM USA Inc. 135 East 57th Street New York, NY 10022 Age: 43	Secretary and General Counsel	Since 2004

General Counsel and Corporate Secretary, GAM USA+, and GAM Services Inc. ++, 2004 to present; Secretary and General Counsel, the funds comprising the GAM Avalon Funds+, 2004 to present; Director, GAM Services Inc.++, GAM USA+ and GAM Funding Inc.+, 2005 to present; Attorney, Skadden, Arps, Slate, Meagher & Flom LLP, 1998 to 2004.

Jaime M. McPhee GAM USA Inc. 135 East 57th Street New York, NY 10022 Age: 29	Chief Compliance Officer and Assistant Secretary	Since 2005

Assistant Secretary and Chief Compliance Officer, GAM USA+, GAM Funding Inc.+ and the funds comprising the GAM Avalon Funds+, September 2005 to present; Assistant Secretary, GAM Services Inc.++, September 2005 to present; Assistant Vice President-Legal Counsel, HSBC Securities (USA) Inc., March 2005-June 2005; Assistant Vice President-Legal Counsel, Bank of Bermuda (New York) Limited, August 2004-February 2005; Attorney, Schulte Roth & Zabel LLP, 2001-2004.

Teresa B. Riggin GAM USA Inc. 135 East 57th Street New York, NY 10022 Age: 45	Assistant Secretary	Since 1994

Senior Vice President–Administration, GAM USA+ and GAM Services Inc.++, 1994 to present; Assistant Secretary, the funds comprising the GAM Avalon Funds+, 2000 to present; Director, GAM USA+ and GAM Funding Inc.+, 2005 to present.

Theodore Boudria Brown Brothers Harriman & Co. 40 Water Street Boston, MA 02109 Age: 37	Assistant Secretary	Since 2005	Vice President, Fund Administration, Brown Brothers Harriman & Co., Inc., 2001 to present.

[1]	Each officer is appointed by the Board of Directors and holds office for a term of one year and until his or her successor is duly chosen and qualified.
+	Affiliated Company of GAM Funds, Inc.
++	Principal Underwriter of GAM Funds, Inc.

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Board of Directors

	ANDREW HANGES	ADDRESS OF THE COMPANY
	President, GAM Funds, Inc.	135 East 57th Street
	Chief Operating Officer	New York, NY 10022
GAM Group
Tel: (212) 407–4600
	GEORGE W. LANDAU	1–800–426–4685 (toll free)
	President,	Fax: (212) 407–4684
Council of Advisors, Latin America
	Guardian Industries	REGISTRAR AND TRANSFER AGENT
GAM Funds, Inc.
	ROLAND WEISER	c/o BFDS
	Chairman of the Board of Trustees	P.O. Box 8264
	Visual Arts Center of New Jersey	Boston, MA 02266-8264
Summit, NJ

The Funds’ Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request, by calling the toll-free number 1-800-426-4685.

ROBERT J. MCGUIRE, ESQ.
Attorney
New York, NY

Copies of this report may be obtained from the Fund, from the Transfer Agent or from:

GAM Services Inc.
Principal Underwriter
135 East 57th Street
New York, NY 10022
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GAM–SEC–ANN
2006

ITEM 2. CODE OF ETHICS.

(a) As of December 31, 2005, the registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officers.

(c) Not applicable.

(d) Not applicable.

(e) Not applicable.

(f) Pursuant to Item 10(a), the registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officers.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that it does not have an audit committee financial expert serving on the audit committee. The Board of Directors has determined that although no one member meets the definition of audit committee financial expert, the experience provided by each member of the audit committee together offer adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $225,750 and $233,500 for 2005 and 2004, respectively.

(b) Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4 were $0 and $18,000 for 2005 and 2004, respectively. The services for these fees paid were for performing Agreed Upon Procedures regarding the GAM Program Master Agreement dated May 22, 1998.

(c) Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $33,000 and $40,500 for 2005 and 2004, respectively. These services consisted of review or preparation of tax returns.

(d) All Other Fees

There were no other fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of Item 4.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s audit committee is directly responsible for approving the services to be provided by the principal accountant and has established policies and procedures for pre-approval of all audit and permissible non-audit services provided by the principal accountant to the registrant, as well as non-audit related services to Service Affiliates when the engagement relates directly to the operations and financial reporting of the registrant. Certain approvals are conditioned upon various factors. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant’s independence. Generally, pre-approvals pursuant to this policy are considered annually during a formal meeting of the audit committee.

(2) None of the services provided to the registrant described in paragraphs (b) through (d) of Item 4 were pre-approved by the audit committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-Audit Fees

The aggregate fees billed in each of the last two fiscal years for non-audit services rendered to the registrant, and rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $68,386 and $27,000 for 2005 and 2004, respectively.

(h) The registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The registrant’s Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENTCOMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s most recently ended fiscal half year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Principal Executive and Principal Financial Officer. (see attached Ex-99.CODE.ETH)

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of principal executive officer and principal financial officer. (see attached Exhibit 99.CERT)

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of principal executive officer and principal financial officier. (see attached Exhibit 99.906CERT)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    GAM Funds, Inc.

By (Signature and Title) /s/ Andrew Hanges

Andrew Hanges, Director and President

Date March 9, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Andrew Hanges

Andrew Hanges, Director and President

Date March 9, 2006

By (Signature and Title) /s/ Joseph Cheung

Joseph Cheung, Treasurer

Date March 9, 2006